Exhibit 1.2

Vodafone Group Plc

U.S.$2,000,000,000 Capital Securities due April 4, 2079

I, Jamie Stead, Deputy Group Treasurer of Vodafone Group Plc (the “Company”), pursuant to resolutions duly adopted by the Board of Directors of the Company on January 22, 2019, and pursuant to and in accordance with Section 301 of the Indenture (as defined below), HEREBY APPROVE AND CONFIRM the terms set forth below and in Exhibit E hereto:

U.S.$2,000,000,000 Capital Securities due April 4, 2079 (the “Capital Securities”)

The terms set forth with respect to the Capital Securities in Exhibits A, B, C and D.

The Capital Securities will be issued in fully registered form and will be represented by four Global Securities, which will be registered in the name of The Depository Trust Company’s nominee, Cede & Co.

Terms of the Capital Securities:

Place of Payment, Paying Agent:

The Bank of New York Mellon
Corporate Trust Office
240 Greenwich Street
New York, NY 10286
United States of America

The Bank of New York Mellon
40th Floor
One Canada Square
London E14 5AL
United Kingdom

Notices and Demands to Company:	Vodafone Group Plc Vodafone House The Connection Newbury Berkshire RG14 2FN United Kingdom

Or

C T Corporation System 111 Eighth Avenue 13th Floor

New York, NY 10011 United States of America

Other Terms of the Capital Securities:

The other terms of the Capital Securities shall be substantially as set forth in the Indenture, dated as of February 10, 2000 (the “Indenture”), the Base Prospectus dated July 31, 2017, and the Prospectus Supplement, dated March 28, 2019 (the “Prospectus Supplement”), relating to the Capital Securities and the forms of the notes attached hereto as Exhibits A through D and the Capital Securities shall be substantially in the forms of such forms.

The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating to such covenants and conditions, in respect of compliance with which this certificate is made;

The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers of the Company familiar with the matters set forth herein;

In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenants and conditions have been complied with; and

In the opinion of the undersigned, such conditions and covenants have been complied with.

Dated: April 4, 2019

/s/ Jamie Stead
	Name:	Jamie Stead
	Title:	Deputy Group Treasurer

Exhibit A

VODAFONE GROUP PLC

U.S.$500,000,000
CAPITAL SECURITIES DUE 2079

No. 001	CUSIP NO. 92857W BQ2 ISIN NO. US92857WBQ24

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of five hundred million U.S. dollars (U.S.$500,000,000) on April 4, 2079 (the “Stated Maturity Date”), and to pay interest thereon, but subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof, from April 4, 2019 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi- annually in arrears on April 4 and October 4 of each year, commencing October 4, 2019, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the interest rates set forth on the reverse hereof until the principal hereof is paid or made available for payment, provided that if any Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding Business Day (without the accrual of any additional interest for such period), except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Stated Maturity Date.

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City.  If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose  name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof. The Regular Record Date shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The Regular Record Date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Issuer may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: April 4, 2019

VODAFONE GROUP PLC

By:
		Name:	Jamie Stead
		Title:	Deputy Group Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: April 4, 2019

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”, or any one, a “Security”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$2,000,000,000.

The changes, modifications and supplements to the provisions of the Indenture effected by the provisions of this Security set forth herein shall be applicable only with respect to, and shall only govern the terms of (and only the rights of the Holders and the obligations of the Issuer with respect to), the Securities, and shall not apply to any other securities that may be issued under the Indenture (or govern the rights of the Holders or the obligations of the Issuer with respect to any other such securities) unless a supplemental indenture with respect to such other securities specifically incorporates such changes, modifications and supplements.  The provisions of this Security set forth herein shall supersede any conflicting or inconsistent provisions in the Indenture, with respect to the Securities, to the extent of such conflict or inconsistency.

Interest Payments

Interest Accrual

The Securities will cease to bear interest from (and including) the date of redemption thereof pursuant to the provisions set forth under “—Redemption” or the date of substitution thereof pursuant to “—Substitution or Variation”, as the case may be, unless, upon due presentation, payment of all amounts due in respect of the Securities is not made, in which event interest shall continue to accrue in respect of unpaid amounts on the Securities, both before and after judgment, and shall be payable, up to (but excluding) the Relevant Date.

Except as provided in “—Interest Payments—First Fixed Interest Rate” below, where it is necessary to calculate an amount of interest in respect of any Security for a period which is less than or equal to a complete Interest Period, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

Where it is necessary to calculate an amount of interest in respect of any Security for a period of more than one Interest Period, such interest shall be the aggregate of the interest payable in respect of a full Interest Period plus the interest payable in respect of the remaining period calculated in the manner as aforesaid.

Interest in respect of any Security shall be calculated per U.S.$1,000 in principal amount thereof (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall, except as provided in “—Interest Payments—First Fixed Interest Rate” below, be equal to the product of the relevant Interest Rate, the Calculation Amount and the day count fraction as described in this sub-section for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards). The amount of interest payable in respect of each Security shall be the aggregate of the amounts (determined in the manner provided above) for each Calculation Amount comprising the denomination of such Security without any further rounding.

First Fixed Interest Rate

For each Interest Period ending prior to the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the rate of 7.000% per annum (the “First Fixed Interest Rate”), payable semi-annually in arrears on the related Interest Payment Dates. Subject to “—Optional Interest Deferral”, the Interest Payment in respect of each Interest Period commencing before the First Reset Date will amount to U.S.$70.00 per Calculation Amount.

Subsequent Fixed Interest Rates

For each Interest Period which commences on or after the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the Subsequent Fixed Interest Rate determined on the Reset Interest Determination Date in respect of the Reset Period in which that Interest Period falls. Such interest shall be payable semi-annually in arrears on the related Interest Payment Dates until (and including) the Maturity Date and, subject to “—Interest Payments—Step-up after Change of Control Event” and “—Interest Payments—Benchmark Event” below, the “Subsequent Fixed Interest Rate” shall be the sum of the relevant 5 year Swap Rate and the applicable Margin, all as determined by the Agent Bank and where:

“5 year Swap Rate” means the semi-annual mid-swap rate for swap transactions in U.S. dollars with a maturity of 5 years as displayed on Reuters screen “ICESWAP1” as at 11:00 a.m. (New York City time) (the “Reset Screen Page”) on the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Reset Period (the “Reset Interest Determination Date”).

If the 5 year Swap Rate does not appear on the Reset Screen Page on the Reset Interest Determination Date, the 5 year Swap Rate will be the Reset Reference Bank Rate on such Reset Interest Determination Date unless a Benchmark Event (as defined below) has occurred, in which case the 5 year Swap Rate shall be determined pursuant to and in accordance with the conditions set forth under”—Interest Payments—Benchmark Event”.

As used in this section:

the “5 year Swap Rate Quotations” means, in respect of each Interest Period falling within a Reset Period, the arithmetic mean of the bid and offered rates for the semi-annual fixed leg (calculated on a 30/360 day count basis) of a fixed-for-floating U.S. dollar interest rate swap which (i) has a term of 5 years commencing on the relevant Reset Interest Determination Date, (ii) is in an amount that is representative of a single transaction in the relevant market at the relevant time with an acknowledged dealer of good credit in the swap market, and (iii) has a floating leg based on the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”) rate (calculated on an Actual/360 day count basis);

“Margin” means in respect of (i) each Reset Period which falls in the period commencing on (and including) April 4, 2029 and ending on (but excluding) April 4, 2049, 4.873%; and (ii) each Reset Period which falls on or after April 4, 2049, 5.623%;

“Reset Reference Bank Rate” means the percentage rate determined by the Agent Bank on the basis of the 5 year Swap Rate Quotations provided by five leading swap dealers in the interbank market (the “Reset Reference Banks”) to the Agent Bank at approximately 11:00 a.m. (New York City time) on such Reset Interest Determination Date and, rounded, if necessary, to the nearest 0.001% (0.0005% being rounded upwards). If at least four quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest). If only two or three quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations provided. If only one quotation is provided, the 5 year Swap Rate will be the rounded quotation provided. If no quotations are provided, the 5 year Swap Rate for the relevant period will be (i) in the case of each Reset Period other than the Reset Period commencing on the First Reset Date, the 5 year Swap Rate in respect of the immediately preceding Reset Period or (ii) in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page; and

“U.S. Government Securities Business Days” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Subsequent Fixed Interest Rate shall be determined as provided above in respect of each Reset Period and, as so determined, such rate shall apply to each Interest Period falling within that Reset Period.

For the purposes of this section, the Agent Bank shall not be responsible to the Issuer or to any third party as a result of the Agent Bank having relied upon or acted on any quotation or information given to it for the purposes of calculating the Subsequent Fixed Interest Rate or the Reset Reference Bank Rate which subsequently may be found to be incorrect or inaccurate in any way or for any losses whatsoever resulting from acting in accordance therewith.

Determination of Subsequent Fixed Interest Rates

The Issuer shall cause the Agent Bank, as soon as practicable after 11.00 a.m. (New York City time) on each Reset Interest Determination Date, to determine the Subsequent Fixed Interest Rate in respect of each Interest Period falling within the relevant Reset Period, provided that it receives the Successor Rate, Alternative Rate and Adjustment Spread, if applicable, at least five (5) Business Days prior to the applicable Reset Interest Determination Date.

Publication of Subsequent Fixed Interest Rates

The Issuer shall cause notice of each Subsequent Fixed Interest Rate determined in accordance the provisions set forth under “Interest Payments” in respect of each relevant Interest Period to be given to the Trustee, the Holders, the Paying Agents and any stock exchange on which the Securities are for the time being listed or admitted to trading, in each case as soon as practicable after its determination but in any event not later than the fourth Business Day thereafter.

Agent Bank and Reset Reference Banks

With effect from the First Reset Date, the Issuer will maintain an Agent Bank and five Reset Reference Banks (to the extent required) where the Interest Rate is to be calculated by reference to them.

The Issuer may from time to time replace the Agent Bank with another leading financial institution in New York, NY. If the Agent Bank is unable or unwilling to continue to act as the Agent Bank or fails duly to determine a Subsequent Fixed Interest Rate in respect of any Interest Period as provided in “—Interest Payments—Subsequent Fixed Interest Rates”, the Issuer will forthwith appoint another leading financial institution in New York, NY. The Agent Bank may not resign its duties or be removed without a successor having been appointed as aforesaid.

Determinations of Agent Bank Binding

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions set forth under “Interest Payments” by the Agent Bank shall (in the absence of willful default, manifest error or negligence) be binding on the Issuer, the Agent Bank, the Trustee, the Paying Agents and all Holders and (in the absence as aforesaid) no liability to the Holders or the Issuer will attach to the Agent Bank in connection with the exercise or non-exercise by it of any of its powers, duties and discretions.

Step-up after Change of Control Event

Notwithstanding any other provision set forth under “Interest Payments”, if the Issuer does not elect to redeem the Securities in accordance with the provisions set forth under”—Redemption—Redemption for Change of Control Event” following the occurrence of a Change of Control Event, the then prevailing Interest Rate, and each subsequent Interest Rate otherwise determined in accordance with the provisions of set forth under “Interest Payments” (including, for the avoidance of doubt, in accordance with the provisions of “—Interest Payments—Benchmark Event” below), on the Securities shall be increased by 5% per annum with effect from (and including) the date on which the Change of Control Event occurred.

Benchmark Event

(i)                           Independent Adviser

If a Benchmark Event occurs when any Subsequent Fixed Interest Rate (or any component part thereof) remains to be determined by reference to the Original Reference Rate, then the Issuer will use reasonable efforts to appoint an Independent Adviser, as soon as reasonably practicable, to determine a Successor Rate, failing which an Alternative Rate and, in either case, an Adjustment Spread (if any) and any Benchmark Amendments, all in accordance with the provisions set forth under “Benchmark Amendments” below.

An Independent Adviser appointed pursuant to this section shall be required to act in good faith and in a commercially reasonable manner as an expert and in consultation with the Issuer. In the absence of willful default, negligence or fraud, the Independent Adviser shall have no liability whatsoever to the Issuer, the Trustee, the Paying Agents, or the Holders for any determination made by it, pursuant to this section.

If (i) the Issuer is unable to appoint an Independent Adviser; or (ii) the Independent Adviser appointed by it fails to determine a Successor Rate or, failing which, an Alternative Rate in accordance with this sub-section prior to the Reset Interest Determination Date in respect of a Reset Period, the relevant 5 year Swap Rate applicable to each Interest Period ending during that Reset Period shall be equal to the 5 year Swap Rate in respect of the immediately preceding Reset Period or, in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page. If a higher interest rate pursuant to the interest step-up after a Change of Control Event applies, the Subsequent Fixed Interest Rate determined in accordance with this sub-section shall be increased pursuant to such interest step-up. For the avoidance of doubt, the provisions under this sub-section shall apply to all payments of interest on the Securities from the end of the then current Reset Period onwards only, and the interest payable on the Securities during subsequent Reset Periods are subject to the subsequent operation of, and to adjustment as provided in, this sub-section.

(ii)                       Successor Rate or Alternative Rate

If the Independent Adviser determines that:

(A)                      there is a Successor Rate, then such Successor Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section); or

(B)                      there is no Successor Rate but that there is an Alternative Rate, then such Alternative Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all future payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section).

(iii)                   Adjustment Spread

If the Independent Adviser determines (i) that an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) and (ii) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread shall be applied to the Successor Rate or the Alternative Rate (as the case may be).

(iv)                     Benchmark Amendments

If any Successor Rate, Alternative Rate or Adjustment Spread is determined in accordance with this section and the Independent Adviser, determines (i) that amendments to the terms of the Securities are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread (such amendments, the “Benchmark Amendments”) and (ii) the terms of the Benchmark Amendments, then the Issuer will, subject to giving notice thereof in accordance with the provisions set forth below under “Notices, etc.”, without any requirement for the consent or approval of the Holders, vary the terms of the Securities to give effect to such Benchmark Amendments with effect from the date specified in such notice.

At the request of the Issuer, but subject to receipt by the Trustee of an Officer’s Certificate pursuant to the provisions set forth below under “Notices, etc.”, the Trustee shall (at the expense of the Issuer), without any requirement for the consent or approval of the Holders, be obliged to concur with the Issuer in effecting any Benchmark Amendments or Adjustment Spread (including, inter alia, by the execution of a supplemental indenture if required or amendment to the Calculation Agreement), provided that neither the Trustee nor the Agent Bank shall be obliged so to concur if in the opinion of the Trustee or the Agent Bank doing so would impose more onerous obligations upon it or expose it to any additional duties, responsibilities or liabilities or reduce or amend the protective provisions afforded to the Trustee or the Agent Bank in the terms of Securities or the indenture (including, for the avoidance of doubt, any supplemental indenture) or the Calculation Agreement in any way.

In connection with any such variation in accordance with this provision, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Notwithstanding any other provision of this section, no Successor Rate or Alternative Rate will be adopted, nor any Adjustment Spread applied, nor will any Benchmark Amendments be made, if and to the extent that, in the determination of the Issuer, the same could reasonably be expected to cause a Capital Event to occur.

(v)                         Notices, etc.

Any Successor Rate, Alternative Rate, Adjustment Spread and the specific terms of any Benchmark Amendments determined under this section will be notified promptly by the Issuer to the Trustee, the Agent Bank, the Paying Agents and the Holders (in accordance with the notice provisions under the indenture). Such notice shall be irrevocable and shall specify the effective date of the Benchmark Amendments, if any.

No later than notifying the Trustee of the same, the Issuer will deliver to the Trustee an Officer’s Certificate:

(A)                      confirming (1) that a Benchmark Event has occurred, (2) the Successor Rate or, as the case may be, the Alternative Rate and, (3) where applicable, any Adjustment Spread and/or the specific terms of any Benchmark Amendments, in each case as determined in accordance with the provisions of this section; and

(B)                      certifying that the Benchmark Amendments are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread.

The Trustee shall be entitled to rely on such certificate (without liability to any person) as sufficient evidence thereof. The Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) specified in such certificate will (in the absence of manifest error or bad faith in the determination of the Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) and without prejudice to the Trustee’s ability to rely on such certificate as aforesaid) be binding on the Issuer, the Trustee, the Agent Bank, the Paying Agents and the Holders.

(vi)                     Survival of Original Reference Rate

Without prejudice to the obligations of the Issuer under this section, the Original Reference Rate and the fallback provisions provided for under “—Interest Payments—Subsequent Fixed Interest Rates” will continue to apply unless and until a Benchmark Event has occurred.

(vii)                 Definitions:

As used in this section:

“Adjustment Spread” means either a spread (which may be positive or negative), or the formula or methodology for calculating a spread, in either case, which the Independent Adviser, determines is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to Holders as a result of the replacement of the Original Reference Rate with the Successor Rate or the Alternative Rate (as the case may be) and is the spread, formula or methodology which:

(i)                            in the case of a Successor Rate, is formally recommended in relation to the replacement of the Original Reference Rate with the Successor Rate by any Relevant Nominating Body; or

(ii)                         if no such recommendation has been made, or in the case of an Alternative Rate), is what the Independent Adviser determines is recognized or acknowledged as being the industry standard for over-the-counter derivative transactions which reference the Original Reference Rate, where such rate has been replaced by the Successor Rate or the Alternative Rate (as the case may be); or

(iii)                      if the Issuer determines that no such industry standard is recognized or acknowledged, is what the Independent Adviser determines to be appropriate;

“Alternative Rate” means an alternative benchmark or screen rate which the Independent Adviser determines in accordance with the provisions set forth in “—Interest Payments—Benchmark Event—Successor Rate or Alternative Rate” is customary in market usage in the international debt capital markets for the purposes of determining rates of interest (or the relevant component part thereof) in U.S. dollars;

“Benchmark Amendments” has the meaning given to it under “—Interest Payments—Benchmark Event—Benchmark Amendments”;

“Benchmark Event” means:

(i)                            the Original Reference Rate ceasing be published for a period of at least 10 Business Days or ceasing to exist; or

(ii)                         a public statement by the administrator of the Original Reference Rate that it will, by a specified date within the following six months, cease publishing the Original Reference Rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of the Original Reference Rate); or

(iii)                      a public statement by the supervisor of the administrator of the Original Reference Rate, that the Original Reference Rate has been or will, by a specified date within the following six months, be permanently or indefinitely discontinued; or

(iv)                     a public statement by the supervisor of the administrator of the Original Reference Rate as a consequence of which the Original Reference Rate will be prohibited from being used either generally, or in respect of the Securities, in each case within the following six months; or

(v)                        it has become unlawful for any Paying Agent, Agent Bank or the Issuer to calculate any payments due to be made to any Holder using the Original Reference Rate;

“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by the Issuer;

“Original Reference Rate” means the 5 year Swap Rate;

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

(i)                            the central bank for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

(ii)                         any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof; and

“Successor Rate” means a successor to or replacement of the Original Reference Rate which is formally recommended by any Relevant Nominating Body.

Optional Interest Deferral

Deferral of Payments

The Issuer may, at its discretion, elect to defer all or part of any Interest Payment (a “Deferred Interest Payment”) which is otherwise scheduled to be paid on an Interest Payment Date by giving notice (a “Deferral Notice”) of such election to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Interest Payment Date. Subject to conditions set forth in “—Optional Interest Deferral—Mandatory Settlement”, if the Issuer elects not to make all or part of any Interest Payment on an Interest Payment Date, then it will not have any obligation to pay such interest on the relevant Interest Payment Date and any such non-payment of interest will not constitute an Event of Default or any other breach of its obligations under the Securities or for any other purpose.

Arrears of Interest (as defined below) may be satisfied at the option of the Issuer in whole or in part at any time (the “Optional Deferred Interest Settlement Date”) following delivery of a notice to such effect given by the Issuer to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Optional Deferred Interest Settlement Date informing them of its election to so satisfy such Arrears of Interest (or part thereof) and specifying the relevant Optional Deferred Interest Settlement Date.

Any Deferred Interest Payment shall itself bear interest (such further interest, together with the Deferred Interest Payment, being “Arrears of Interest”), at the Interest Rate prevailing from time to time, from (and including) the date on which (but for such deferral) the Deferred Interest Payment would otherwise have been due to be made to (but excluding) the relevant Optional Deferred Interest Settlement Date or, as appropriate, such other date on which such Deferred Interest Payment is paid in connection with a Mandatory Settlement as set forth below, in each case such further interest being compounded on each Interest Payment Date.

Non-payment of Arrears of Interest shall not constitute a default by the Issuer under the Securities or for any other purpose, unless such payment is required in connection with a Mandatory Settlement.

Mandatory Settlement

Notwithstanding the provisions above relating to the ability of the Issuer to defer Interest Payments, the Issuer will pay any outstanding Arrears of Interest, in whole but not in part, on the first occurring Mandatory Settlement Date following the Interest Payment Date on which a Deferred Interest Payment first arose (“Mandatory Settlement”).

Redemption

Final Redemption

Unless previously redeemed, purchased, cancelled or substituted, the Securities will be redeemed at 100% of their principal amount, together with any accrued and unpaid interest and any outstanding Arrears of Interest, on April 4, 2079. The Securities may not be redeemed at the option of the Issuer other than in accordance with the provisions set forth under “—Redemption”.

Issuer’s Call Option

The Issuer may, by giving not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable), redeem all, but not less than all, of the Securities on (i) any date from (and including) the First Call Date to (and including) the First Reset Date or (ii) any Interest Payment Date thereafter at their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Certain Taxation Reasons

Section 1108 of the Indenture shall not apply to the Securities.

If, immediately prior to the giving of the notice referred to below, a Tax Event or a Withholding Tax Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions at any time all, but not less than all, of the Securities at (i) 101% of their principal amount (in the case of a Tax Event where such redemption occurs prior to the First Call Date) or (ii) at 100% of their principal amount (in the case of a Tax Event where such redemption occurs on or after the First Call Date or in the case of a Withholding Tax Event where such redemption occurs at any time), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Rating Reasons

If, immediately prior to the giving of the notice referred to below, a Capital Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and

Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Accounting Reasons

If, immediately prior to the giving of the notice referred to below, an Accounting Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Change of Control Event

If, immediately prior to the giving of the notice referred to below, a Change of Control Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at 101% of their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

The Trustee is under no obligation to ascertain whether a Change of Control Event or Change of Control or any event which could lead to the occurrence of or could constitute a Change of Control Event or Change of Control has occurred, and until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no Change of Control Event or Change of Control or other such event has occurred.

Substitution or Variation

If an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event (each a “Substitution or Variation Event”) has occurred and is continuing, then the Issuer may, as an alternative to redemption, subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation” (without any requirement for the consent or approval of the Holders) and subject to the Trustee, immediately prior to the giving of any notice referred to herein, having received an Officer’s Certificate and an Opinion of Counsel (each as defined in the indenture), each stating to the effect that the provisions of this section have been complied with, and having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders (which notice shall be irrevocable), at any time either (i) substitute all, but not less than all, of the Securities for, or (ii) vary the terms of the Securities with the effect that they remain or become (as the case may be), Qualifying Securities, and the Trustee shall (subject to the following provisions of this section and subject to the receipt by it of the Officer’s Certificate referred to below) agree to such substitution or variation.

Upon expiry of such notice, the Issuer will either vary the terms of or, as the case may be, substitute the Securities in accordance with this section.

The Trustee agrees, at the expense of the Issuer, to use reasonable, non-discretionary and ministerial efforts to assist the Issuer in the substitution of the Qualifying Securities for the Securities, or the variation of the terms of the Securities so that they remain, or as appropriate, become, Qualifying Securities, provided that the Trustee shall not be obliged to participate in, or assist with, any such substitution or variation if the terms of the proposed Qualifying Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to liabilities or reduce its protections. If the Trustee does not participate or assist as provided above, the Issuer may redeem the Securities as provided in “—Redemption”.

In connection with any substitution or variation in accordance with this section, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not give rise to any other Substitution or Variation Event with respect to the Qualifying Securities.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not result in the Qualifying Securities no longer being eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as is attributed to the Securities on the date notice is given to Holders of the substitution or variation.

“Qualifying Securities” means securities that:

(a)                        are issued by the Issuer or any wholly-owned direct or indirect finance subsidiary of the Issuer with a guarantee of such obligations by the Issuer;

(b)                        rank and (save in the case of a direct issue by the Issuer) benefit from a guarantee that ranks in relation to the obligations of the Issuer under such securities and/or such guarantee (as the case may be), equally with the ranking of the Securities and pari passu in a winding-up or liquidation of the Issuer with any Parity Obligations of the Issuer;

(c)                         contain terms not materially less favorable to Holders than the terms of the Securities (as reasonably determined by the Issuer (in consultation with an independent investment bank or counsel of international standing)) and which:

(i)                            provide for the same or a more favorable Interest Rate from time to time as applied to the Securities immediately prior to such substitution or variation and preserve the same Interest Payment Dates;

(ii)                         preserve the obligations (including the obligations arising from the exercise of any right) of the Issuer as to principal and as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption;

(iii)                      preserve any existing rights under the terms of the Securities to any accrued interest, any Deferred Interest Payments, any Arrears of Interest and any other amounts payable under the Securities which, in each case, has accrued to Holders and not been paid;

(iv)                     do not contain terms providing for the mandatory deferral of payments of interest and/or principal;

(v)                        do not contain terms providing for loss absorption through principal write-down or conversion to ordinary shares; and

(vi)                     are (i) listed on the New York Stock Exchange, (ii) listed on the Official List and admitted to trading on the London Stock Exchange plc’s Regulated Market or (iii) admitted to trading on a Multilateral Trading Facility operated by an internationally recognized stock exchange that is regulated in the European Economic Area as selected by the Issuer.

For the purposes of the definition of Qualifying Securities:

“Multilateral Trading Facility” has the same meaning as in Article 4.1.22 of Directive 2014/65/EU (as amended) of the European Parliament and of the Council of May 15, 2014 on markets in financial instruments; and

“Official List” means the Official List of the Financial Conduct Authority acting under Part VI of the Financial Services and Markets Act 2000.

Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation

Prior to the publication of any notice of redemption pursuant to the provisions set for under “—Redemption” (other than redemption pursuant to “—Redemption—Issuer’s Call Option”) or any notice of substitution or variation pursuant to the provisions set forth in”—Substitution or Variation”, the Issuer will deliver to the Trustee an Officer’s Certificate in form satisfactory to the Trustee stating that the relevant requirement or circumstance giving rise to the right to redeem, substitute or vary is satisfied, and where the relevant Special Event requires measures reasonably available to the Issuer to be taken, the relevant Special Event cannot be avoided by the Issuer taking such measures. In relation to a substitution or variation pursuant to the provisions set forth in “—Substitution or Variation”, such certificate shall also include further certifications that the criteria specified in paragraphs (a) to (d) of the definition of Qualifying Securities will be satisfied by the Qualifying Securities upon issue and that such determinations were reached by the Issuer in consultation with an independent investment bank or counsel of international standing. The Trustee may rely absolutely upon and shall be entitled to accept such Officer’s Certificate without any liability to any person for so doing and without any further inquiry as sufficient evidence of the satisfaction of the conditions precedent set out in such paragraphs in which event it shall be conclusive and binding on the Holders.

Any redemption of the Securities in accordance with conditions set forth under “—Redemption—Issuer’s Call Option, —Redemption for Certain Taxation Reasons, —Redemption for Rating Reasons, —Redemption for Accounting Reasons , or —Redemption for Change of Control Event”, shall be conditional on all outstanding Arrears of Interest being paid in full in accordance with the provisions under “—Optional Interest Deferral” on or prior to the date thereof, together with any accrued and unpaid interest up to (but excluding) such redemption, substitution or, as the case may be, variation date.

The Trustee is under no obligation to ascertain whether any Special Event or Change of Control Event or Change of Control or any event which could lead to the occurrence of, or could constitute, any such Special Event, Change of Control Event or Change of Control, has occurred and, until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no such Special Event, Change of Control Event or Change of Control or such other event has occurred.

Subordination

General

In the event of:

(i)                            an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except, in any such case, a solvent winding-up solely for the purposes of a reorganization, reconstruction, amalgamation or the substitution in place of the Issuer of a “successor in business” of the Issuer, the terms of which reorganization, reconstruction, amalgamation or substitution do not provide that the Securities shall thereby become redeemable or repayable in accordance with the terms of the Securities); or

(ii)                         an administrator of the Issuer being appointed and such administrator giving notice that it intends to declare and distribute a dividend,

(each, an “Additional Enforcement Event”), there shall be payable by the Issuer in respect of each Security (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the Holder of such Security if, on the day prior to the commencement of the winding-up or such administration, as the case may be, and thereafter, such Holder were the holder of one of a class of preference shares in the capital of the Issuer (“Notional Preference Shares”) having an equal right to a return of assets in the winding-up or such administration, as the case may be, and so ranking pari passu with, the holders of Parity Obligations, but ranking junior to the claims of holders of all Senior Obligations (except as otherwise provided by mandatory provisions of law), on the assumption that the amount that such Holder was entitled to receive in respect of each Notional Preference Share on a return of assets in such winding-up or such administration, as the case may be, were an amount equal to the principal amount of the relevant Security and any accrued and unpaid interest and any outstanding Arrears of Interest.

Nothing in this section “—Subordination—General” or “—Event of Default” shall affect or prejudice the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents or the rights and remedies of the Trustee or the Agents in respect thereof.

Accordingly, and without prejudice to the rights of the Trustee or the Agents, the claims of Holders of all Senior Obligations will first have to be satisfied in any winding-up or administration before the Holders may expect to obtain any recovery in respect of their Securities, and prior thereto, Holders will have only limited ability to influence the conduct of such winding-up or administration.

No Set-off, etc.

Subject to applicable law, no Holder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer in respect of, or arising under or in connection with, the Securities and each Holder shall, by virtue of his holding of any Security, be deemed to have waived all such rights of set-off, compensation or retention.

Event of Default

For the avoidance of doubt, Sections 501(3)-(10), Section 502, Section 503 and Section 507 of the Indenture shall not apply to the Securities.

Proceedings

If a default is made by the Issuer for a period of 14 days or more in the payment of any principal or 21 days or more in the payment of any interest, in each case in respect of the Securities and which is due (an “Event of Default”), then the Issuer shall, without notice from the Trustee, be deemed to be in default under the indenture and the Securities and the Trustee at its sole discretion may, notwithstanding the provisions set forth under “—Event of Default—Enforcement” below but subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”, institute proceedings for the winding-up of the Issuer and/or prove in the winding-up of the Issuer and/or claim in the liquidation of the Issuer, such claim being subordinated, and for the amount, as provided in “—Subordination—General”.

Enforcement

The Trustee may, at its discretion (subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”) and without further notice, institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any term or condition binding on the Issuer under the indenture or the Securities, but in no event shall the Issuer, by virtue of the institution of any such proceedings, steps or actions, be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it.

Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in the provisions set forth under “—Event of Default—Proceedings” or “—Event of Default—Enforcement” above against the Issuer to enforce the terms of the indenture or the Securities at the request of the Holders or take any other action or step under or pursuant to the terms of the Securities or the indenture unless (i) it shall have been so requested in writing by the Holders of at least 25% in principal amount of the Securities then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. However, if an Event of Default or Additional Enforcement Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.  The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request of the Holders of at least 25% in principal amount of the Securities then outstanding.

Right of Holders

No Holder shall be entitled to proceed directly against the Issuer or to institute proceedings for the winding-up or claim in the liquidation of the Issuer or to prove in such winding-up (except actions for payment of overdue principal, premium or interest) unless the Trustee, having become so bound to proceed, institute, prove or claim, fails to do so within a 60 day period and such failure shall be continuing, in which case the Holder shall have only such rights against the Issuer as those which the Trustee is entitled to exercise as set out in this section.

Extent of Holders’ remedy

No remedy against the Issuer, other than as referred to in this Event of Default section, shall be available to the Trustee or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the indenture or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Securities or under the indenture.  For the avoidance of doubt, nothing in the foregoing shall prevent the Trustee from proving in any winding-up or administration of the Issuer and/or claiming in any liquidation of the Issuer (even if not instituted by the Trustee).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

Certain Definitions

As used in this Security, the following terms have the following meanings. All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

“Accounting Event” shall be deemed to occur if, as a result of a change in accounting principles which becomes effective on or after the Issue Date, but not otherwise, the obligations of the Issuer under the Securities must not or may no longer be recorded as a “financial liability” in the next following audited annual consolidated financial statements of the Issuer prepared in accordance with IFRS or any other accounting standards that the Issuer may adopt in the future for the preparation of its audited annual consolidated financial statements in accordance with United Kingdom company law;

“Agent Bank” is the agent bank that entered into the Calculation Agreement with the Issuer, which will initially be The Bank of New York Mellon, London Branch;

“Agents” means the Agent Bank and the Paying Agent or any of them;

“Additional Enforcement Event” has the meaning given to it under “—Subordination”;

“Arrears of Interest” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City;

“ Calculation Agreement” means the Calculation Agent Agreement dated April 4, 2019, entered into by the Issuer and The Bank of New York Mellon, London Branch.

“Calculation Amount” has the meaning given to it under “—Interest Payments—Interest Accrual”;

“Capital Event” shall be deemed to occur if the Issuer has received, and confirmed in writing to the Trustee that it has so received, confirmation from any Rating Agency then providing a solicited rating of the Issuer or the Securities at the invitation of, or with the consent of, the Issuer and in connection with which the Securities are assigned an equity credit, either directly or via a publication by such Rating Agency, that an amendment, clarification or change has occurred in its equity credit criteria which becomes effective on or after the Issue Date (or, if later, effective after the date on which the Securities are assigned “equity credit” by such Rating Agency for the first time) and as a result of which, but not otherwise, the Securities will no longer be eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as was attributed to the Securities at the Issue Date (or if “equity credit” is not assigned to the Securities by the relevant Rating Agency on the Issue Date, at the date on which “equity credit” is assigned by such Rating Agency for the first time);

“Change of Control” means the occurrence of an event whereby any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the preexisting shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer; provided that, no Change of Control shall be deemed to occur if the event would otherwise have constituted a Change of Control occurs or is carried out for the purposes of a reorganizations on terms previously approved by the Holders of at least 75% in principal amount of the Securities then outstanding;

“Change of Control Event” shall be deemed to occur if:

(a) a Change of Control occurs; and

(b) any of the Issuer’s Senior Unsecured Obligations carry:

(A) an investment grade credit rating (Baa3 BBB-, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Relevant Rating Agency at the invitation of the Issuer; or

(B) (where there is no credit rating from any Relevant Rating Agency assigned at the invitation of the Issuer), an Investment Grade Rating by any Relevant Rating Agency of its own volition,

and

(x)                              such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1 BB-, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Relevant Rating Agency;

(y)                              and there remains no other Investment Grade Rating of any of the Issuer’s Senior Unsecured Obligations from any other Relevant Rating Agency; and

(c) in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (b) above, such Relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the Issuer’s Senior Unsecured Obligations are not assigned an Investment Grade Rating by any Relevant Rating Agency, a Change of Control Event will be deemed to occur upon the occurrence of a Change of Control alone.

If the rating designations employed by either Moody’s or S&P are changed from those which are described in paragraph (b) of the definition of “Change of Control Event” above, or if a rating is procured from a Substitute Relevant Rating Agency, the Issuer shall determine the rating designations of Moody’s or S&P or such Substitute Relevant Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and the definition of “Change of Control Event” shall be construed accordingly;

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the Senior Unsecured Obligations are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Compulsory Arrears of Interest Settlement Event” shall have occurred if:

(a) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of (i) ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (x) such dividend, other distribution or payment was required to be resolved on, declared, paid or made exclusively in ordinary shares of the Issuer or in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions or (y) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such dividend, distribution or other payment; or

(b) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of any Parity Obligations of the Issuer, except where such dividend, distribution or payment was required to be declared, paid or made under the terms of such Parity Obligations of the Issuer or by mandatory operation of law; or

(c) the Issuer has redeemed, repurchased or otherwise acquired (i) any ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (v) such repurchase or acquisition was undertaken in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions, (w) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such repurchase or acquisition or (x) such repurchase or acquisition was made by or on behalf of the Issuer as part of an intra-day transaction that does not result in an increase in the aggregate number of ordinary shares held by or on behalf of the Issuer as treasury shares at 8:30 a.m. London time on the Interest Payment Date on which any outstanding Arrears of Interest were first deferred, (y) such repurchase or acquisition results from hedging of any convertible securities issued by the Issuer or by any Subsidiary of the Issuer and guaranteed by the Issuer; or (z) such repurchase or acquisition results from the settlement of existing equity derivatives after the Interest Payment Date on which any outstanding Arrears of Interest were first deferred;

(d) the Issuer, or any Subsidiary of the Issuer, has redeemed, repurchased or otherwise acquired any Parity Obligations of the Issuer, except where (x) such redemption, repurchase or acquisition is effected as a public cash tender offer or public exchange offer at a purchase price per security which is below its par value or (y) the Issuer, or any Subsidiary of the Issuer, is obliged under the terms of such securities or by mandatory operation of law to make such redemption, repurchase or acquisition or (z) such acquisition results from the conversion of any convertible securities issued by the Issuer or issued by a Subsidiary of the Issuer with a guarantee from the Issuer;

“Deferred Interest Payment” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“First Fixed Interest Rate” has the meaning given to it under “—Interest Payments—First Fixed Interest Rate”;

“First Call Date” means January 4, 2029;

“First Reset Date” means April 4, 2029;

“Interest Payment” means, in respect of an Interest Payment Date, the amount of interest payable on the Securities for the relevant Interest Period in accordance with “—Interest Payments”;

“Interest Payment Date” means April 4 and October 4 in each year, commencing on (and including) October 4, 2019, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date;

“Interest Rate” means the First Fixed Interest Rate and/or each Subsequent Fixed Interest Rate, as the case may be;

“Issue Date” has the meaning given to it under “—Interest Payments—Interest Rate”;

“Junior Obligations” means any shares in the capital of the Issuer (except for preference shares in the capital of the Issuer (if any)) or any other securities or obligations issued or owed by the Issuer (including guarantees or indemnities or support arrangements given by the Issuer in respect of securities or obligations owed by other persons) which rank, or are expressed to rank, junior to the Securities or to the most junior class of preference shares in the capital of the Issuer;

“Mandatory Settlement Date” means the earlier of:

(a) the date on which a Compulsory Arrears of Interest Settlement Event occurs;

(b) the next scheduled Interest Payment Date on which the Issuer pays interest on the Securities; or

(c) the date on which the Securities are redeemed or repaid in accordance with “—Subordination”, “—Redemption” or “—Event of Default”;

“Maturity Date” means April 4, 2079, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Parity Obligations” means (if any) (i) the most junior class of preference share capital in the Issuer ranking ahead of the ordinary shares in the capital of the Issuer and any other obligations of the Issuer, issued directly or indirectly by it, which rank, or are expressed to rank, pari passu with the Securities or such preference shares and (ii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the Securities or such preference shares;

“Qualifying Securities” has the meaning given to it under “—Substitution or Variation”;

“Rating Agency” means Fitch Ratings Ltd, Moody’s Investors Service Esparia S.A. (“Moody’s”) or Standard & Poor’s Credit Market Services Europe Limited (“S&P”) or any of their respective affiliates or successors or any rating agency substituted for any of them by the Issuer from time to time;

“Relevant Date” means (i) in respect of any payment other than a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date on which such payment first becomes due and payable but, if the full amount of the moneys payable on such date has not been received by the Principal Paying Agent or the Trustee on or prior to such date, the Relevant Date means the date on which such moneys shall have been so received and notice to that effect shall have been given to the Holders, and (ii) in respect of a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date which is one day prior to the date on which an order is made or a resolution is passed for the winding-up or, in the case of an administration, one day prior to the date on which any dividend is distributed;

“Relevant Rating Agency” means Moody’s or S&P or any of their respective affiliates or successors or any rating agency (a “Substitute Relevant Rating Agency”) substituted for any of them by the Issuer from time to time;

“Reset Date” means the First Reset Date and each date falling on the fifth anniversary of the First Reset Date;

“Reset Period” means the period from one Reset Date to (but excluding) the next following Reset Date;

“Reset Reference Banks” means five major banks in the interbank market in London as selected by the Agent Bank, after consultation with the Issuer;

“Senior Obligations” means all obligations of the Issuer, issued directly or indirectly by it, other than Parity Obligations and Junior Obligations;

“Senior Unsecured Obligations” means any of the Issuer’s senior unsecured obligations;

“Special Event” means any of an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event or any combination of the foregoing;

“Subsequent Fixed Interest Rate” has the meaning given to it under “—Interest Payments—Subsequent Fixed Interest Rates”;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substitution or Variation Event” has the meaning given to it under “—Substitution or Variation”;

“successor in business” means, in relation to a company, any other company which:

(a) owns beneficially the whole or substantially whole of the undertaking, property and assets owned by such company immediately prior thereto; and

(b) carries on, as successor to such company, the whole or substantially the whole of the business carried on by such company immediately prior thereto;

“Tax Event” shall be deemed to have occurred if as a result of a Tax Law Change:

(a) in respect of, or as a result of, the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, the Issuer would not be entitled to claim a deduction in computing its taxation liabilities in the United Kingdom or such entitlement is materially reduced or materially delayed (a “disallowance”);

(b) the Securities are prevented from being treated as loan relationships for United Kingdom tax purposes; or

(c) in respect of the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, where a deduction arises in respect of such Interest Payment the Issuer would not to any material extent be entitled to have such deduction set against the profits of companies with which it is grouped for applicable United Kingdom tax purposes (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) otherwise than as a result of a disallowance within (a), and, in each case, the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it, provided measures reasonably available to the Issuer shall not include allocating a disallowance provided for in (a) above to any other company or security;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having the power to tax, including any treaty to which the United Kingdom is a party, or any change in the application of official or generally published interpretation of such laws or regulations, including a decision of any court or tribunal, or any interpretation or pronouncement by any relevant tax authority that provides for a position with respect to such laws or regulations or interpretation thereof that differs from the previously generally accepted position in relation to similar transactions, which change or amendment becomes, or would become, effective on or after the Issue Date;

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland;

“U.S. dollar”, “U.S.$” and “cent” mean the lawful currency of the United States of America; and

a “Withholding Tax Event” shall be deemed to occur if as a result of a Tax Law Change, in making any payments on the Securities, the Issuer has paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Securities and the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it.

Additional Amounts

Subject to the following sentence, Section 1104 of the Indenture shall apply to the Securities. Notwithstanding the foregoing, any amounts to be paid on the Securities by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any person will be required to pay any additional amounts in respect of FATCA Withholding.

Certain Additional Provisions

The Securities of this series are issuable only in fully registered form without coupons in denominations that are even multiples of $1,000.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except that, the subordination provisions of the Securities will be governed by and construed in accordance with English law). For the avoidance of doubt, the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents shall be governed by the laws of the State of New York.

Exhibit B

VODAFONE GROUP PLC

U.S.$500,000,000
CAPITAL SECURITIES DUE 2079

No. 002	CUSIP NO. 92857W BQ2
ISIN NO. US92857WBQ24

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of five hundred million U.S. dollars (U.S.$500,000,000) on April 4, 2079 (the “Stated Maturity Date”), and to pay interest thereon, but subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof, from April 4, 2019 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi- annually in arrears on April 4 and October 4 of each year, commencing October 4, 2019, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the interest rates set forth on the reverse hereof until the principal hereof is paid or made available for payment, provided that if any Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding Business Day (without the accrual of any additional interest for such period), except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Stated Maturity Date.

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City.  If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose  name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof. The Regular Record Date shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The Regular Record Date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Issuer may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: April 4, 2019

VODAFONE GROUP PLC

By:
	Name:	Jamie Stead
	Title:	Deputy Group Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  April 4, 2019

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”, or any one, a “Security”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$2,000,000,000.

The changes, modifications and supplements to the provisions of the Indenture effected by the provisions of this Security set forth herein shall be applicable only with respect to, and shall only govern the terms of (and only the rights of the Holders and the obligations of the Issuer with respect to), the Securities, and shall not apply to any other securities that may be issued under the Indenture (or govern the rights of the Holders or the obligations of the Issuer with respect to any other such securities) unless a supplemental indenture with respect to such other securities specifically incorporates such changes, modifications and supplements.  The provisions of this Security set forth herein shall supersede any conflicting or inconsistent provisions in the Indenture, with respect to the Securities, to the extent of such conflict or inconsistency.

Interest Payments

Interest Accrual

The Securities will cease to bear interest from (and including) the date of redemption thereof pursuant to the provisions set forth under “—Redemption” or the date of substitution thereof pursuant to “—Substitution or Variation”, as the case may be, unless, upon due presentation, payment of all amounts due in respect of the Securities is not made, in which event interest shall continue to accrue in respect of unpaid amounts on the Securities, both before and after judgment, and shall be payable, up to (but excluding) the Relevant Date.

Except as provided in “—Interest Payments—First Fixed Interest Rate” below, where it is necessary to calculate an amount of interest in respect of any Security for a period which is less than or equal to a complete Interest Period, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

Where it is necessary to calculate an amount of interest in respect of any Security for a period of more than one Interest Period, such interest shall be the aggregate of the interest payable in respect of a full Interest Period plus the interest payable in respect of the remaining period calculated in the manner as aforesaid.

Interest in respect of any Security shall be calculated per U.S.$1,000 in principal amount thereof (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall, except as provided in “—Interest Payments—First Fixed Interest Rate” below, be equal to the product of the relevant Interest Rate, the Calculation Amount and the day count fraction as described in this sub-section for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards). The amount of interest payable in respect of each Security shall be the aggregate of the amounts (determined in the manner provided above) for each Calculation Amount comprising the denomination of such Security without any further rounding.

First Fixed Interest Rate

For each Interest Period ending prior to the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the rate of 7.000% per annum (the “First Fixed Interest Rate”), payable semi-annually in arrears on the related Interest Payment Dates. Subject to “—Optional Interest Deferral”, the Interest Payment in respect of each Interest Period commencing before the First Reset Date will amount to U.S.$70.00 per Calculation Amount.

Subsequent Fixed Interest Rates

For each Interest Period which commences on or after the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the Subsequent Fixed Interest Rate determined on the Reset Interest Determination Date in respect of the Reset Period in which that Interest Period falls. Such interest shall be payable semi-annually in arrears on the related Interest Payment Dates until (and including) the Maturity Date and, subject to “—Interest Payments—Step-up after Change of Control Event” and “—Interest Payments—Benchmark Event” below, the “Subsequent Fixed Interest Rate” shall be the sum of the relevant 5 year Swap Rate and the applicable Margin, all as determined by the Agent Bank and where:

“5 year Swap Rate” means the semi-annual mid-swap rate for swap transactions in U.S. dollars with a maturity of 5 years as displayed on Reuters screen “ICESWAP1” as at 11:00 a.m. (New York City time) (the “Reset Screen Page”) on the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Reset Period (the “Reset Interest Determination Date”).

If the 5 year Swap Rate does not appear on the Reset Screen Page on the Reset Interest Determination Date, the 5 year Swap Rate will be the Reset Reference Bank Rate on such Reset Interest Determination Date unless a Benchmark Event (as defined below) has occurred, in which case the 5 year Swap Rate shall be determined pursuant to and in accordance with the conditions set forth under”—Interest Payments—Benchmark Event”.

As used in this section:

the “5 year Swap Rate Quotations” means, in respect of each Interest Period falling within a Reset Period, the arithmetic mean of the bid and offered rates for the semi-annual fixed leg (calculated on a 30/360 day count basis) of a fixed-for-floating U.S. dollar interest rate swap which (i) has a term of 5 years commencing on the relevant Reset Interest Determination Date, (ii) is in an amount that is representative of a single transaction in the relevant market at the relevant time with an acknowledged dealer of good credit in the swap market, and (iii) has a floating leg based on the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”) rate (calculated on an Actual/360 day count basis);

“Margin” means in respect of (i) each Reset Period which falls in the period commencing on (and including) April 4, 2029 and ending on (but excluding) April 4, 2049, 4.873%; and (ii) each Reset Period which falls on or after April 4, 2049, 5.623%;

“Reset Reference Bank Rate” means the percentage rate determined by the Agent Bank on the basis of the 5 year Swap Rate Quotations provided by five leading swap dealers in the interbank market (the “Reset Reference Banks”) to the Agent Bank at approximately 11:00 a.m. (New York City time) on such Reset Interest Determination Date and, rounded, if necessary, to the nearest 0.001% (0.0005% being rounded upwards). If at least four quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest). If only two or three quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations provided. If only one quotation is provided, the 5 year Swap Rate will be the rounded quotation provided. If no quotations are provided, the 5 year Swap Rate for the relevant period will be (i) in the case of each Reset Period other than the Reset Period commencing on the First Reset Date, the 5 year Swap Rate in respect of the immediately preceding Reset Period or (ii) in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page; and

“U.S. Government Securities Business Days” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Subsequent Fixed Interest Rate shall be determined as provided above in respect of each Reset Period and, as so determined, such rate shall apply to each Interest Period falling within that Reset Period.

For the purposes of this section, the Agent Bank shall not be responsible to the Issuer or to any third party as a result of the Agent Bank having relied upon or acted on any quotation or information given to it for the purposes of calculating the Subsequent Fixed Interest Rate or the Reset Reference Bank Rate which subsequently may be found to be incorrect or inaccurate in any way or for any losses whatsoever resulting from acting in accordance therewith.

Determination of Subsequent Fixed Interest Rates

The Issuer shall cause the Agent Bank, as soon as practicable after 11.00 a.m. (New York City time) on each Reset Interest Determination Date, to determine the Subsequent Fixed Interest Rate in respect of each Interest Period falling within the relevant Reset Period, provided that it receives the Successor Rate, Alternative Rate and Adjustment Spread, if applicable, at least five (5) Business Days prior to the applicable Reset Interest Determination Date.

Publication of Subsequent Fixed Interest Rates

The Issuer shall cause notice of each Subsequent Fixed Interest Rate determined in accordance the provisions set forth under “Interest Payments” in respect of each relevant Interest Period to be given to the Trustee, the Holders, the Paying Agents and any stock exchange on which the Securities are for the time being listed or admitted to trading, in each case as soon as practicable after its determination but in any event not later than the fourth Business Day thereafter.

Agent Bank and Reset Reference Banks

With effect from the First Reset Date, the Issuer will maintain an Agent Bank and five Reset Reference Banks (to the extent required) where the Interest Rate is to be calculated by reference to them.

The Issuer may from time to time replace the Agent Bank with another leading financial institution in New York, NY. If the Agent Bank is unable or unwilling to continue to act as the Agent Bank or fails duly to determine a Subsequent Fixed Interest Rate in respect of any Interest Period as provided in “—Interest Payments—Subsequent Fixed Interest Rates”, the Issuer will forthwith appoint another leading financial institution in New York, NY. The Agent Bank may not resign its duties or be removed without a successor having been appointed as aforesaid.

Determinations of Agent Bank Binding

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions set forth under “Interest Payments” by the Agent Bank shall (in the absence of willful default, manifest error or negligence) be binding on the Issuer, the Agent Bank, the Trustee, the Paying Agents and all Holders and (in the absence as aforesaid) no liability to the Holders or the Issuer will attach to the Agent Bank in connection with the exercise or non-exercise by it of any of its powers, duties and discretions.

Step-up after Change of Control Event

Notwithstanding any other provision set forth under “Interest Payments”, if the Issuer does not elect to redeem the Securities in accordance with the provisions set forth under”—Redemption—Redemption for Change of Control Event” following the occurrence of a Change of Control Event, the then prevailing Interest Rate, and each subsequent Interest Rate otherwise determined in accordance with the provisions of set forth under “Interest Payments” (including, for the avoidance of doubt, in accordance with the provisions of “—Interest Payments—Benchmark Event” below), on the Securities shall be increased by 5% per annum with effect from (and including) the date on which the Change of Control Event occurred.

Benchmark Event

(i)         Independent Adviser

If a Benchmark Event occurs when any Subsequent Fixed Interest Rate (or any component part thereof) remains to be determined by reference to the Original Reference Rate, then the Issuer will use reasonable efforts to appoint an Independent Adviser, as soon as reasonably practicable, to determine a Successor Rate, failing which an Alternative Rate and, in either case, an Adjustment Spread (if any) and any Benchmark Amendments, all in accordance with the provisions set forth under “Benchmark Amendments” below.

An Independent Adviser appointed pursuant to this section shall be required to act in good faith and in a commercially reasonable manner as an expert and in consultation with the Issuer. In the absence of willful default, negligence or fraud, the Independent Adviser shall have no liability whatsoever to the Issuer, the Trustee, the Paying Agents, or the Holders for any determination made by it, pursuant to this section.

If (i) the Issuer is unable to appoint an Independent Adviser; or (ii) the Independent Adviser appointed by it fails to determine a Successor Rate or, failing which, an Alternative Rate in accordance with this sub-section prior to the Reset Interest Determination Date in respect of a Reset Period, the relevant 5 year Swap Rate applicable to each Interest Period ending during that Reset Period shall be equal to the 5 year Swap Rate in respect of the immediately preceding Reset Period or, in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page. If a higher interest rate pursuant to the interest step-up after a Change of Control Event applies, the Subsequent Fixed Interest Rate determined in accordance with this sub-section shall be increased pursuant to such interest step-up. For the avoidance of doubt, the provisions under this sub-section shall apply to all payments of interest on the Securities from the end of the then current Reset Period onwards only, and the interest payable on the Securities during subsequent Reset Periods are subject to the subsequent operation of, and to adjustment as provided in, this sub-section.

(ii)        Successor Rate or Alternative Rate

If the Independent Adviser determines that:

(A)       there is a Successor Rate, then such Successor Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section); or

(B)       there is no Successor Rate but that there is an Alternative Rate, then such Alternative Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all future payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section).

(iii)      Adjustment Spread

If the Independent Adviser determines (i) that an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) and (ii) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread shall be applied to the Successor Rate or the Alternative Rate (as the case may be).

(iv)       Benchmark Amendments

If any Successor Rate, Alternative Rate or Adjustment Spread is determined in accordance with this section and the Independent Adviser, determines (i) that amendments to the terms of the Securities are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread (such amendments, the “Benchmark Amendments”) and (ii) the terms of the Benchmark Amendments, then the Issuer will, subject to giving notice thereof in accordance with the provisions set forth below under “Notices, etc.”, without any requirement for the consent or approval of the Holders, vary the terms of the Securities to give effect to such Benchmark Amendments with effect from the date specified in such notice.

At the request of the Issuer, but subject to receipt by the Trustee of an Officer’s Certificate pursuant to the provisions set forth below under “Notices, etc.”, the Trustee shall (at the expense of the Issuer), without any requirement for the consent or approval of the Holders, be obliged to concur with the Issuer in effecting any Benchmark Amendments or Adjustment Spread (including, inter alia, by the execution of a supplemental indenture if required or amendment to the Calculation Agreement), provided that neither the Trustee nor the Agent Bank shall be obliged so to concur if in the opinion of the Trustee or the Agent Bank doing so would impose more onerous obligations upon it or expose it to any additional duties, responsibilities or liabilities or reduce or amend the protective provisions afforded to the Trustee or the Agent Bank in the terms of Securities or the indenture (including, for the avoidance of doubt, any supplemental indenture) or the Calculation Agreement in any way.

In connection with any such variation in accordance with this provision, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Notwithstanding any other provision of this section, no Successor Rate or Alternative Rate will be adopted, nor any Adjustment Spread applied, nor will any Benchmark Amendments be made, if and to the extent that, in the determination of the Issuer, the same could reasonably be expected to cause a Capital Event to occur.

(v)        Notices, etc.

Any Successor Rate, Alternative Rate, Adjustment Spread and the specific terms of any Benchmark Amendments determined under this section will be notified promptly by the Issuer to the Trustee, the Agent Bank, the Paying Agents and the Holders (in accordance with the notice provisions under the indenture). Such notice shall be irrevocable and shall specify the effective date of the Benchmark Amendments, if any.

No later than notifying the Trustee of the same, the Issuer will deliver to the Trustee an Officer’s Certificate:

(A)       confirming (1) that a Benchmark Event has occurred, (2) the Successor Rate or, as the case may be, the Alternative Rate and, (3) where applicable, any Adjustment Spread and/or the specific terms of any Benchmark Amendments, in each case as determined in accordance with the provisions of this section; and

(B)       certifying that the Benchmark Amendments are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread.

The Trustee shall be entitled to rely on such certificate (without liability to any person) as sufficient evidence thereof. The Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) specified in such certificate will (in the absence of manifest error or bad faith in the determination of the Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) and without prejudice to the Trustee’s ability to rely on such certificate as aforesaid) be binding on the Issuer, the Trustee, the Agent Bank, the Paying Agents and the Holders.

(vi)       Survival of Original Reference Rate

Without prejudice to the obligations of the Issuer under this section, the Original Reference Rate and the fallback provisions provided for under “—Interest Payments—Subsequent Fixed Interest Rates” will continue to apply unless and until a Benchmark Event has occurred.

(vii)      Definitions:

As used in this section:

“Adjustment Spread” means either a spread (which may be positive or negative), or the formula or methodology for calculating a spread, in either case, which the Independent Adviser, determines is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to Holders as a result of the replacement of the Original Reference Rate with the Successor Rate or the Alternative Rate (as the case may be) and is the spread, formula or methodology which:

(i)         in the case of a Successor Rate, is formally recommended in relation to the replacement of the Original Reference Rate with the Successor Rate by any Relevant Nominating Body; or

(ii)        if no such recommendation has been made, or in the case of an Alternative Rate), is what the Independent Adviser determines is recognized or acknowledged as being the industry standard for over-the-counter derivative transactions which reference the Original Reference Rate, where such rate has been replaced by the Successor Rate or the Alternative Rate (as the case may be); or

(iii)       if the Issuer determines that no such industry standard is recognized or acknowledged, is what the Independent Adviser determines to be appropriate;

“Alternative Rate” means an alternative benchmark or screen rate which the Independent Adviser determines in accordance with the provisions set forth in “—Interest Payments—Benchmark Event—Successor Rate or Alternative Rate” is customary in market usage in the international debt capital markets for the purposes of determining rates of interest (or the relevant component part thereof) in U.S. dollars;

“Benchmark Amendments” has the meaning given to it under “—Interest Payments—Benchmark Event—Benchmark Amendments”;

“Benchmark Event” means:

(i)         the Original Reference Rate ceasing be published for a period of at least 10 Business Days or ceasing to exist; or

(ii)        a public statement by the administrator of the Original Reference Rate that it will, by a specified date within the following six months, cease publishing the Original Reference Rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of the Original Reference Rate); or

(iii)       a public statement by the supervisor of the administrator of the Original Reference Rate, that the Original Reference Rate has been or will, by a specified date within the following six months, be permanently or indefinitely discontinued; or

(iv)       a public statement by the supervisor of the administrator of the Original Reference Rate as a consequence of which the Original Reference Rate will be prohibited from being used either generally, or in respect of the Securities, in each case within the following six months; or

(v)        it has become unlawful for any Paying Agent, Agent Bank or the Issuer to calculate any payments due to be made to any Holder using the Original Reference Rate;

“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by the Issuer;

“Original Reference Rate” means the 5 year Swap Rate;

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

(i)         the central bank for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

(ii)        any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof; and

“Successor Rate” means a successor to or replacement of the Original Reference Rate which is formally recommended by any Relevant Nominating Body.

Optional Interest Deferral

Deferral of Payments

The Issuer may, at its discretion, elect to defer all or part of any Interest Payment (a “Deferred Interest Payment”) which is otherwise scheduled to be paid on an Interest Payment Date by giving notice (a “Deferral Notice”) of such election to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Interest Payment Date. Subject to conditions set forth in “—Optional Interest Deferral—Mandatory Settlement”, if the Issuer elects not to make all or part of any Interest Payment on an Interest Payment Date, then it will not have any obligation to pay such interest on the relevant Interest Payment Date and any such non-payment of interest will not constitute an Event of Default or any other breach of its obligations under the Securities or for any other purpose.

Arrears of Interest (as defined below) may be satisfied at the option of the Issuer in whole or in part at any time (the “Optional Deferred Interest Settlement Date”) following delivery of a notice to such effect given by the Issuer to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Optional Deferred Interest Settlement Date informing them of its election to so satisfy such Arrears of Interest (or part thereof) and specifying the relevant Optional Deferred Interest Settlement Date.

Any Deferred Interest Payment shall itself bear interest (such further interest, together with the Deferred Interest Payment, being “Arrears of Interest”), at the Interest Rate prevailing from time to time, from (and including) the date on which (but for such deferral) the Deferred Interest Payment would otherwise have been due to be made to (but excluding) the relevant Optional Deferred Interest Settlement Date or, as appropriate, such other date on which such Deferred Interest Payment is paid in connection with a Mandatory Settlement as set forth below, in each case such further interest being compounded on each Interest Payment Date.

Non-payment of Arrears of Interest shall not constitute a default by the Issuer under the Securities or for any other purpose, unless such payment is required in connection with a Mandatory Settlement.

Mandatory Settlement

Notwithstanding the provisions above relating to the ability of the Issuer to defer Interest Payments, the Issuer will pay any outstanding Arrears of Interest, in whole but not in part, on the first occurring Mandatory Settlement Date following the Interest Payment Date on which a Deferred Interest Payment first arose (“Mandatory Settlement”).

Redemption

Final Redemption

Unless previously redeemed, purchased, cancelled or substituted, the Securities will be redeemed at 100% of their principal amount, together with any accrued and unpaid interest and any outstanding Arrears of Interest, on April 4, 2079. The Securities may not be redeemed at the option of the Issuer other than in accordance with the provisions set forth under “—Redemption”.

Issuer’s Call Option

The Issuer may, by giving not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable), redeem all, but not less than all, of the Securities on (i) any date from (and including) the First Call Date to (and including) the First Reset Date or (ii) any Interest Payment Date thereafter at their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Certain Taxation Reasons

Section 1108 of the Indenture shall not apply to the Securities.

If, immediately prior to the giving of the notice referred to below, a Tax Event or a Withholding Tax Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions at any time all, but not less than all, of the Securities at (i) 101% of their principal amount (in the case of a Tax Event where such redemption occurs prior to the First Call Date) or (ii) at 100% of their principal amount (in the case of a Tax Event where such redemption occurs on or after the First Call Date or in the case of a Withholding Tax Event where such redemption occurs at any time), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Rating Reasons

If, immediately prior to the giving of the notice referred to below, a Capital Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and

Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Accounting Reasons

If, immediately prior to the giving of the notice referred to below, an Accounting Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Change of Control Event

If, immediately prior to the giving of the notice referred to below, a Change of Control Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at 101% of their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

The Trustee is under no obligation to ascertain whether a Change of Control Event or Change of Control or any event which could lead to the occurrence of or could constitute a Change of Control Event or Change of Control has occurred, and until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no Change of Control Event or Change of Control or other such event has occurred.

Substitution or Variation

If an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event (each a “Substitution or Variation Event”) has occurred and is continuing, then the Issuer may, as an alternative to redemption, subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation” (without any requirement for the consent or approval of the Holders) and subject to the Trustee, immediately prior to the giving of any notice referred to herein, having received an Officer’s Certificate and an Opinion of Counsel (each as defined in the indenture), each stating to the effect that the provisions of this section have been complied with, and having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders (which notice shall be irrevocable), at any time either (i) substitute all, but not less than all, of the Securities for, or (ii) vary the terms of the Securities with the effect that they remain or become (as the case may be), Qualifying Securities, and the Trustee shall (subject to the following provisions of this section and subject to the receipt by it of the Officer’s Certificate referred to below) agree to such substitution or variation.

Upon expiry of such notice, the Issuer will either vary the terms of or, as the case may be, substitute the Securities in accordance with this section.

The Trustee agrees, at the expense of the Issuer, to use reasonable, non-discretionary and ministerial efforts to assist the Issuer in the substitution of the Qualifying Securities for the Securities, or the variation of the terms of the Securities so that they remain, or as appropriate, become, Qualifying Securities, provided that the Trustee shall not be obliged to participate in, or assist with, any such substitution or variation if the terms of the proposed Qualifying Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to liabilities or reduce its protections. If the Trustee does not participate or assist as provided above, the Issuer may redeem the Securities as provided in “—Redemption”.

In connection with any substitution or variation in accordance with this section, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not give rise to any other Substitution or Variation Event with respect to the Qualifying Securities.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not result in the Qualifying Securities no longer being eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as is attributed to the Securities on the date notice is given to Holders of the substitution or variation.

“Qualifying Securities” means securities that:

(a)        are issued by the Issuer or any wholly-owned direct or indirect finance subsidiary of the Issuer with a guarantee of such obligations by the Issuer;

(b)        rank and (save in the case of a direct issue by the Issuer) benefit from a guarantee that ranks in relation to the obligations of the Issuer under such securities and/or such guarantee (as the case may be), equally with the ranking of the Securities and pari passu in a winding-up or liquidation of the Issuer with any Parity Obligations of the Issuer;

(c)        contain terms not materially less favorable to Holders than the terms of the Securities (as reasonably determined by the Issuer (in consultation with an independent investment bank or counsel of international standing)) and which:

(i)         provide for the same or a more favorable Interest Rate from time to time as applied to the Securities immediately prior to such substitution or variation and preserve the same Interest Payment Dates;

(ii)        preserve the obligations (including the obligations arising from the exercise of any right) of the Issuer as to principal and as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption;

(iii)       preserve any existing rights under the terms of the Securities to any accrued interest, any Deferred Interest Payments, any Arrears of Interest and any other amounts payable under the Securities which, in each case, has accrued to Holders and not been paid;

(iv)       do not contain terms providing for the mandatory deferral of payments of interest and/or principal;

(v)        do not contain terms providing for loss absorption through principal write-down or conversion to ordinary shares; and

(vi)       are (i) listed on the New York Stock Exchange, (ii) listed on the Official List and admitted to trading on the London Stock Exchange plc’s Regulated Market or (iii) admitted to trading on a Multilateral Trading Facility operated by an internationally recognized stock exchange that is regulated in the European Economic Area as selected by the Issuer.

For the purposes of the definition of Qualifying Securities:

“Multilateral Trading Facility” has the same meaning as in Article 4.1.22 of Directive 2014/65/EU (as amended) of the European Parliament and of the Council of May 15, 2014 on markets in financial instruments; and

“Official List” means the Official List of the Financial Conduct Authority acting under Part VI of the Financial Services and Markets Act 2000.

Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation

Prior to the publication of any notice of redemption pursuant to the provisions set for under “—Redemption” (other than redemption pursuant to “—Redemption—Issuer’s Call Option”) or any notice of substitution or variation pursuant to the provisions set forth in”—Substitution or Variation”, the Issuer will deliver to the Trustee an Officer’s Certificate in form satisfactory to the Trustee stating that the relevant requirement or circumstance giving rise to the right to redeem, substitute or vary is satisfied, and where the relevant Special Event requires measures reasonably available to the Issuer to be taken, the relevant Special Event cannot be avoided by the Issuer taking such measures. In relation to a substitution or variation pursuant to the provisions set forth in “—Substitution or Variation”, such certificate shall also include further certifications that the criteria specified in paragraphs (a) to (d) of the definition of Qualifying Securities will be satisfied by the Qualifying Securities upon issue and that such determinations were reached by the Issuer in consultation with an independent investment bank or counsel of international standing. The Trustee may rely absolutely upon and shall be entitled to accept such Officer’s Certificate without any liability to any person for so doing and without any further inquiry as sufficient evidence of the satisfaction of the conditions precedent set out in such paragraphs in which event it shall be conclusive and binding on the Holders.

Any redemption of the Securities in accordance with conditions set forth under “—Redemption—Issuer’s Call Option, —Redemption for Certain Taxation Reasons, —Redemption for Rating Reasons, —Redemption for Accounting Reasons , or —Redemption for Change of Control Event”, shall be conditional on all outstanding Arrears of Interest being paid in full in accordance with the provisions under “—Optional Interest Deferral” on or prior to the date thereof, together with any accrued and unpaid interest up to (but excluding) such redemption, substitution or, as the case may be, variation date.

The Trustee is under no obligation to ascertain whether any Special Event or Change of Control Event or Change of Control or any event which could lead to the occurrence of, or could constitute, any such Special Event, Change of Control Event or Change of Control, has occurred and, until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no such Special Event, Change of Control Event or Change of Control or such other event has occurred.

Subordination

General

In the event of:

(i)         an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except, in any such case, a solvent winding-up solely for the purposes of a reorganization, reconstruction, amalgamation or the substitution in place of the Issuer of a “successor in business” of the Issuer, the terms of which reorganization, reconstruction, amalgamation or substitution do not provide that the Securities shall thereby become redeemable or repayable in accordance with the terms of the Securities); or

(ii)        an administrator of the Issuer being appointed and such administrator giving notice that it intends to declare and distribute a dividend,

(each, an “Additional Enforcement Event”), there shall be payable by the Issuer in respect of each Security (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the Holder of such Security if, on the day prior to the commencement of the winding-up or such administration, as the case may be, and thereafter, such Holder were the holder of one of a class of preference shares in the capital of the Issuer (“Notional Preference Shares”) having an equal right to a return of assets in the winding-up or such administration, as the case may be, and so ranking pari passu with, the holders of Parity Obligations, but ranking junior to the claims of holders of all Senior Obligations (except as otherwise provided by mandatory provisions of law), on the assumption that the amount that such Holder was entitled to receive in respect of each Notional Preference Share on a return of assets in such winding-up or such administration, as the case may be, were an amount equal to the principal amount of the relevant Security and any accrued and unpaid interest and any outstanding Arrears of Interest.

Nothing in this section “—Subordination—General” or “—Event of Default” shall affect or prejudice the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents or the rights and remedies of the Trustee or the Agents in respect thereof.

Accordingly, and without prejudice to the rights of the Trustee or the Agents, the claims of Holders of all Senior Obligations will first have to be satisfied in any winding-up or administration before the Holders may expect to obtain any recovery in respect of their Securities, and prior thereto, Holders will have only limited ability to influence the conduct of such winding-up or administration.

No Set-off, etc.

Subject to applicable law, no Holder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer in respect of, or arising under or in connection with, the Securities and each Holder shall, by virtue of his holding of any Security, be deemed to have waived all such rights of set-off, compensation or retention.

Event of Default

For the avoidance of doubt, Sections 501(3)-(10), Section 502, Section 503 and Section 507 of the Indenture shall not apply to the Securities.

Proceedings

If a default is made by the Issuer for a period of 14 days or more in the payment of any principal or 21 days or more in the payment of any interest, in each case in respect of the Securities and which is due (an “Event of Default”), then the Issuer shall, without notice from the Trustee, be deemed to be in default under the indenture and the Securities and the Trustee at its sole discretion may, notwithstanding the provisions set forth under “—Event of Default—Enforcement” below but subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”, institute proceedings for the winding-up of the Issuer and/or prove in the winding-up of the Issuer and/or claim in the liquidation of the Issuer, such claim being subordinated, and for the amount, as provided in “—Subordination—General”.

Enforcement

The Trustee may, at its discretion (subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”) and without further notice, institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any term or condition binding on the Issuer under the indenture or the Securities, but in no event shall the Issuer, by virtue of the institution of any such proceedings, steps or actions, be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it.

Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in the provisions set forth under “—Event of Default—Proceedings” or “—Event of Default—Enforcement” above against the Issuer to enforce the terms of the indenture or the Securities at the request of the Holders or take any other action or step under or pursuant to the terms of the Securities or the indenture unless (i) it shall have been so requested in writing by the Holders of at least 25% in principal amount of the Securities then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. However, if an Event of Default or Additional Enforcement Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.  The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request of the Holders of at least 25% in principal amount of the Securities then outstanding.

Right of Holders

No Holder shall be entitled to proceed directly against the Issuer or to institute proceedings for the winding-up or claim in the liquidation of the Issuer or to prove in such winding-up (except actions for payment of overdue principal, premium or interest) unless the Trustee, having become so bound to proceed, institute, prove or claim, fails to do so within a 60 day period and such failure shall be continuing, in which case the Holder shall have only such rights against the Issuer as those which the Trustee is entitled to exercise as set out in this section.

Extent of Holders’ remedy

No remedy against the Issuer, other than as referred to in this Event of Default section, shall be available to the Trustee or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the indenture or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Securities or under the indenture.  For the avoidance of doubt, nothing in the foregoing shall prevent the Trustee from proving in any winding-up or administration of the Issuer and/or claiming in any liquidation of the Issuer (even if not instituted by the Trustee).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

Certain Definitions

As used in this Security, the following terms have the following meanings. All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

“Accounting Event” shall be deemed to occur if, as a result of a change in accounting principles which becomes effective on or after the Issue Date, but not otherwise, the obligations of the Issuer under the Securities must not or may no longer be recorded as a “financial liability” in the next following audited annual consolidated financial statements of the Issuer prepared in accordance with IFRS or any other accounting standards that the Issuer may adopt in the future for the preparation of its audited annual consolidated financial statements in accordance with United Kingdom company law;

“Agent Bank” is the agent bank that entered into the Calculation Agreement with the Issuer, which will initially be The Bank of New York Mellon, London Branch;

“Agents” means the Agent Bank and the Paying Agent or any of them;

“Additional Enforcement Event” has the meaning given to it under “—Subordination”;

“Arrears of Interest” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City;

“ Calculation Agreement” means the Calculation Agent Agreement dated April 4, 2019, entered into by the Issuer and The Bank of New York Mellon, London Branch.

“Calculation Amount” has the meaning given to it under “—Interest Payments—Interest Accrual”;

“Capital Event” shall be deemed to occur if the Issuer has received, and confirmed in writing to the Trustee that it has so received, confirmation from any Rating Agency then providing a solicited rating of the Issuer or the Securities at the invitation of, or with the consent of, the Issuer and in connection with which the Securities are assigned an equity credit, either directly or via a publication by such Rating Agency, that an amendment, clarification or change has occurred in its equity credit criteria which becomes effective on or after the Issue Date (or, if later, effective after the date on which the Securities are assigned “equity credit” by such Rating Agency for the first time) and as a result of which, but not otherwise, the Securities will no longer be eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as was attributed to the Securities at the Issue Date (or if “equity credit” is not assigned to the Securities by the relevant Rating Agency on the Issue Date, at the date on which “equity credit” is assigned by such Rating Agency for the first time);

“Change of Control” means the occurrence of an event whereby any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the preexisting shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer; provided that, no Change of Control shall be deemed to occur if the event would otherwise have constituted a Change of Control occurs or is carried out for the purposes of a reorganizations on terms previously approved by the Holders of at least 75% in principal amount of the Securities then outstanding;

“Change of Control Event” shall be deemed to occur if:

(a) a Change of Control occurs; and

(b) any of the Issuer’s Senior Unsecured Obligations carry:

(A) an investment grade credit rating (Baa3 BBB-, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Relevant Rating Agency at the invitation of the Issuer; or

(B) (where there is no credit rating from any Relevant Rating Agency assigned at the invitation of the Issuer), an Investment Grade Rating by any Relevant Rating Agency of its own volition,

and

(x)          such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1 BB-, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Relevant Rating Agency;

(y)          and there remains no other Investment Grade Rating of any of the Issuer’s Senior Unsecured Obligations from any other Relevant Rating Agency; and

(c) in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (b) above, such Relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the Issuer’s Senior Unsecured Obligations are not assigned an Investment Grade Rating by any Relevant Rating Agency, a Change of Control Event will be deemed to occur upon the occurrence of a Change of Control alone.

If the rating designations employed by either Moody’s or S&P are changed from those which are described in paragraph (b) of the definition of “Change of Control Event” above, or if a rating is procured from a Substitute Relevant Rating Agency, the Issuer shall determine the rating designations of Moody’s or S&P or such Substitute Relevant Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and the definition of “Change of Control Event” shall be construed accordingly;

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the Senior Unsecured Obligations are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Compulsory Arrears of Interest Settlement Event” shall have occurred if:

(a) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of (i) ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (x) such dividend, other distribution or payment was required to be resolved on, declared, paid or made exclusively in ordinary shares of the Issuer or in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions or (y) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such dividend, distribution or other payment; or

(b) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of any Parity Obligations of the Issuer, except where such dividend, distribution or payment was required to be declared, paid or made under the terms of such Parity Obligations of the Issuer or by mandatory operation of law; or

(c) the Issuer has redeemed, repurchased or otherwise acquired (i) any ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (v) such repurchase or acquisition was undertaken in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions, (w) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such repurchase or acquisition or (x) such repurchase or acquisition was made by or on behalf of the Issuer as part of an intra-day transaction that does not result in an increase in the aggregate number of ordinary shares held by or on behalf of the Issuer as treasury shares at 8:30 a.m. London time on the Interest Payment Date on which any outstanding Arrears of Interest were first deferred, (y) such repurchase or acquisition results from hedging of any convertible securities issued by the Issuer or by any Subsidiary of the Issuer and guaranteed by the Issuer; or (z) such repurchase or acquisition results from the settlement of existing equity derivatives after the Interest Payment Date on which any outstanding Arrears of Interest were first deferred;

(d) the Issuer, or any Subsidiary of the Issuer, has redeemed, repurchased or otherwise acquired any Parity Obligations of the Issuer, except where (x) such redemption, repurchase or acquisition is effected as a public cash tender offer or public exchange offer at a purchase price per security which is below its par value or (y) the Issuer, or any Subsidiary of the Issuer, is obliged under the terms of such securities or by mandatory operation of law to make such redemption, repurchase or acquisition or (z) such acquisition results from the conversion of any convertible securities issued by the Issuer or issued by a Subsidiary of the Issuer with a guarantee from the Issuer;

“Deferred Interest Payment” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“First Fixed Interest Rate” has the meaning given to it under “—Interest Payments—First Fixed Interest Rate”;

“First Call Date” means January 4, 2029;

“First Reset Date” means April 4, 2029;

“Interest Payment” means, in respect of an Interest Payment Date, the amount of interest payable on the Securities for the relevant Interest Period in accordance with “—Interest Payments”;

“Interest Payment Date” means April 4 and October 4 in each year, commencing on (and including) October 4, 2019, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date;

“Interest Rate” means the First Fixed Interest Rate and/or each Subsequent Fixed Interest Rate, as the case may be;

“Issue Date” has the meaning given to it under “—Interest Payments—Interest Rate”;

“Junior Obligations” means any shares in the capital of the Issuer (except for preference shares in the capital of the Issuer (if any)) or any other securities or obligations issued or owed by the Issuer (including guarantees or indemnities or support arrangements given by the Issuer in respect of securities or obligations owed by other persons) which rank, or are expressed to rank, junior to the Securities or to the most junior class of preference shares in the capital of the Issuer;

“Mandatory Settlement Date” means the earlier of:

(a) the date on which a Compulsory Arrears of Interest Settlement Event occurs;

(b) the next scheduled Interest Payment Date on which the Issuer pays interest on the Securities; or

(c) the date on which the Securities are redeemed or repaid in accordance with “—Subordination”, “—Redemption” or “—Event of Default”;

“Maturity Date” means April 4, 2079, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Parity Obligations” means (if any) (i) the most junior class of preference share capital in the Issuer ranking ahead of the ordinary shares in the capital of the Issuer and any other obligations of the Issuer, issued directly or indirectly by it, which rank, or are expressed to rank, pari passu with the Securities or such preference shares and (ii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the Securities or such preference shares;

“Qualifying Securities” has the meaning given to it under “—Substitution or Variation”;

“Rating Agency” means Fitch Ratings Ltd, Moody’s Investors Service Esparia S.A. (“Moody’s”) or Standard & Poor’s Credit Market Services Europe Limited (“S&P”) or any of their respective affiliates or successors or any rating agency substituted for any of them by the Issuer from time to time;

“Relevant Date” means (i) in respect of any payment other than a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date on which such payment first becomes due and payable but, if the full amount of the moneys payable on such date has not been received by the Principal Paying Agent or the Trustee on or prior to such date, the Relevant Date means the date on which such moneys shall have been so received and notice to that effect shall have been given to the Holders, and (ii) in respect of a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date which is one day prior to the date on which an order is made or a resolution is passed for the winding-up or, in the case of an administration, one day prior to the date on which any dividend is distributed;

“Relevant Rating Agency” means Moody’s or S&P or any of their respective affiliates or successors or any rating agency (a “Substitute Relevant Rating Agency”) substituted for any of them by the Issuer from time to time;

“Reset Date” means the First Reset Date and each date falling on the fifth anniversary of the First Reset Date;

“Reset Period” means the period from one Reset Date to (but excluding) the next following Reset Date;

“Reset Reference Banks” means five major banks in the interbank market in London as selected by the Agent Bank, after consultation with the Issuer;

“Senior Obligations” means all obligations of the Issuer, issued directly or indirectly by it, other than Parity Obligations and Junior Obligations;

“Senior Unsecured Obligations” means any of the Issuer’s senior unsecured obligations;

“Special Event” means any of an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event or any combination of the foregoing;

“Subsequent Fixed Interest Rate” has the meaning given to it under “—Interest Payments—Subsequent Fixed Interest Rates”;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substitution or Variation Event” has the meaning given to it under “—Substitution or Variation”;

“successor in business” means, in relation to a company, any other company which:

(a) owns beneficially the whole or substantially whole of the undertaking, property and assets owned by such company immediately prior thereto; and

(b) carries on, as successor to such company, the whole or substantially the whole of the business carried on by such company immediately prior thereto;

“Tax Event” shall be deemed to have occurred if as a result of a Tax Law Change:

(a) in respect of, or as a result of, the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, the Issuer would not be entitled to claim a deduction in computing its taxation liabilities in the United Kingdom or such entitlement is materially reduced or materially delayed (a “disallowance”);

(b) the Securities are prevented from being treated as loan relationships for United Kingdom tax purposes; or

(c) in respect of the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, where a deduction arises in respect of such Interest Payment the Issuer would not to any material extent be entitled to have such deduction set against the profits of companies with which it is grouped for applicable United Kingdom tax purposes (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) otherwise than as a result of a disallowance within (a), and, in each case, the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it, provided measures reasonably available to the Issuer shall not include allocating a disallowance provided for in (a) above to any other company or security;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having the power to tax, including any treaty to which the United Kingdom is a party, or any change in the application of official or generally published interpretation of such laws or regulations, including a decision of any court or tribunal, or any interpretation or pronouncement by any relevant tax authority that provides for a position with respect to such laws or regulations or interpretation thereof that differs from the previously generally accepted position in relation to similar transactions, which change or amendment becomes, or would become, effective on or after the Issue Date;

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland;

“U.S. dollar”, “U.S.$” and “cent” mean the lawful currency of the United States of America; and

a “Withholding Tax Event” shall be deemed to occur if as a result of a Tax Law Change, in making any payments on the Securities, the Issuer has paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Securities and the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it.

Additional Amounts

Subject to the following sentence, Section 1104 of the Indenture shall apply to the Securities. Notwithstanding the foregoing, any amounts to be paid on the Securities by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any person will be required to pay any additional amounts in respect of FATCA Withholding.

Certain Additional Provisions

The Securities of this series are issuable only in fully registered form without coupons in denominations that are even multiples of $1,000.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except that, the subordination provisions of the Securities will be governed by and construed in accordance with English law). For the avoidance of doubt, the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents shall be governed by the laws of the State of New York.

Exhibit C

VODAFONE GROUP PLC

U.S.$500,000,000
CAPITAL SECURITIES DUE 2079

No. 003	CUSIP NO. 92857W BQ2 ISIN NO. US92857WBQ24

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of five hundred million U.S. dollars (U.S.$500,000,000) on April 4, 2079 (the “Stated Maturity Date”), and to pay interest thereon, but subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof, from April 4, 2019 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi- annually in arrears on April 4 and October 4 of each year, commencing October 4, 2019, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the interest rates set forth on the reverse hereof until the principal hereof is paid or made available for payment, provided that if any Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding Business Day (without the accrual of any additional interest for such period), except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Stated Maturity Date.

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City.  If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose  name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof. The Regular Record Date shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The Regular Record Date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Issuer may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: April 4, 2019

VODAFONE GROUP PLC

By:
	Name:	Jamie Stead
	Title:	Deputy Group Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  April 4, 2019

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”, or any one, a “Security”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$2,000,000,000.

The changes, modifications and supplements to the provisions of the Indenture effected by the provisions of this Security set forth herein shall be applicable only with respect to, and shall only govern the terms of (and only the rights of the Holders and the obligations of the Issuer with respect to), the Securities, and shall not apply to any other securities that may be issued under the Indenture (or govern the rights of the Holders or the obligations of the Issuer with respect to any other such securities) unless a supplemental indenture with respect to such other securities specifically incorporates such changes, modifications and supplements.  The provisions of this Security set forth herein shall supersede any conflicting or inconsistent provisions in the Indenture, with respect to the Securities, to the extent of such conflict or inconsistency.

Interest Payments

Interest Accrual

The Securities will cease to bear interest from (and including) the date of redemption thereof pursuant to the provisions set forth under “—Redemption” or the date of substitution thereof pursuant to “—Substitution or Variation”, as the case may be, unless, upon due presentation, payment of all amounts due in respect of the Securities is not made, in which event interest shall continue to accrue in respect of unpaid amounts on the Securities, both before and after judgment, and shall be payable, up to (but excluding) the Relevant Date.

Except as provided in “—Interest Payments—First Fixed Interest Rate” below, where it is necessary to calculate an amount of interest in respect of any Security for a period which is less than or equal to a complete Interest Period, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

Where it is necessary to calculate an amount of interest in respect of any Security for a period of more than one Interest Period, such interest shall be the aggregate of the interest payable in respect of a full Interest Period plus the interest payable in respect of the remaining period calculated in the manner as aforesaid.

Interest in respect of any Security shall be calculated per U.S.$1,000 in principal amount thereof (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall, except as provided in “—Interest Payments—First Fixed Interest Rate” below, be equal to the product of the relevant Interest Rate, the Calculation Amount and the day count fraction as described in this sub-section for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards). The amount of interest payable in respect of each Security shall be the aggregate of the amounts (determined in the manner provided above) for each Calculation Amount comprising the denomination of such Security without any further rounding.

First Fixed Interest Rate

For each Interest Period ending prior to the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the rate of 7.000% per annum (the “First Fixed Interest Rate”), payable semi-annually in arrears on the related Interest Payment Dates. Subject to “—Optional Interest Deferral”, the Interest Payment in respect of each Interest Period commencing before the First Reset Date will amount to U.S.$70.00 per Calculation Amount.

Subsequent Fixed Interest Rates

For each Interest Period which commences on or after the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the Subsequent Fixed Interest Rate determined on the Reset Interest Determination Date in respect of the Reset Period in which that Interest Period falls. Such interest shall be payable semi-annually in arrears on the related Interest Payment Dates until (and including) the Maturity Date and, subject to “—Interest Payments—Step-up after Change of Control Event” and “—Interest Payments—Benchmark Event” below, the “Subsequent Fixed Interest Rate” shall be the sum of the relevant 5 year Swap Rate and the applicable Margin, all as determined by the Agent Bank and where:

“5 year Swap Rate” means the semi-annual mid-swap rate for swap transactions in U.S. dollars with a maturity of 5 years as displayed on Reuters screen “ICESWAP1” as at 11:00 a.m. (New York City time) (the “Reset Screen Page”) on the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Reset Period (the “Reset Interest Determination Date”).

If the 5 year Swap Rate does not appear on the Reset Screen Page on the Reset Interest Determination Date, the 5 year Swap Rate will be the Reset Reference Bank Rate on such Reset Interest Determination Date unless a Benchmark Event (as defined below) has occurred, in which case the 5 year Swap Rate shall be determined pursuant to and in accordance with the conditions set forth under”—Interest Payments—Benchmark Event”.

As used in this section:

the “5 year Swap Rate Quotations” means, in respect of each Interest Period falling within a Reset Period, the arithmetic mean of the bid and offered rates for the semi-annual fixed leg (calculated on a 30/360 day count basis) of a fixed-for-floating U.S. dollar interest rate swap which (i) has a term of 5 years commencing on the relevant Reset Interest Determination Date, (ii) is in an amount that is representative of a single transaction in the relevant market at the relevant time with an acknowledged dealer of good credit in the swap market, and (iii) has a floating leg based on the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”) rate (calculated on an Actual/360 day count basis);

“Margin” means in respect of (i) each Reset Period which falls in the period commencing on (and including) April 4, 2029 and ending on (but excluding) April 4, 2049, 4.873%; and (ii) each Reset Period which falls on or after April 4, 2049, 5.623%;

“Reset Reference Bank Rate” means the percentage rate determined by the Agent Bank on the basis of the 5 year Swap Rate Quotations provided by five leading swap dealers in the interbank market (the “Reset Reference Banks”) to the Agent Bank at approximately 11:00 a.m. (New York City time) on such Reset Interest Determination Date and, rounded, if necessary, to the nearest 0.001% (0.0005% being rounded upwards). If at least four quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest). If only two or three quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations provided. If only one quotation is provided, the 5 year Swap Rate will be the rounded quotation provided. If no quotations are provided, the 5 year Swap Rate for the relevant period will be (i) in the case of each Reset Period other than the Reset Period commencing on the First Reset Date, the 5 year Swap Rate in respect of the immediately preceding Reset Period or (ii) in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page; and

“U.S. Government Securities Business Days” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Subsequent Fixed Interest Rate shall be determined as provided above in respect of each Reset Period and, as so determined, such rate shall apply to each Interest Period falling within that Reset Period.

For the purposes of this section, the Agent Bank shall not be responsible to the Issuer or to any third party as a result of the Agent Bank having relied upon or acted on any quotation or information given to it for the purposes of calculating the Subsequent Fixed Interest Rate or the Reset Reference Bank Rate which subsequently may be found to be incorrect or inaccurate in any way or for any losses whatsoever resulting from acting in accordance therewith.

Determination of Subsequent Fixed Interest Rates

The Issuer shall cause the Agent Bank, as soon as practicable after 11.00 a.m. (New York City time) on each Reset Interest Determination Date, to determine the Subsequent Fixed Interest Rate in respect of each Interest Period falling within the relevant Reset Period, provided that it receives the Successor Rate, Alternative Rate and Adjustment Spread, if applicable, at least five (5) Business Days prior to the applicable Reset Interest Determination Date.

Publication of Subsequent Fixed Interest Rates

The Issuer shall cause notice of each Subsequent Fixed Interest Rate determined in accordance the provisions set forth under “Interest Payments” in respect of each relevant Interest Period to be given to the Trustee, the Holders, the Paying Agents and any stock exchange on which the Securities are for the time being listed or admitted to trading, in each case as soon as practicable after its determination but in any event not later than the fourth Business Day thereafter.

Agent Bank and Reset Reference Banks

With effect from the First Reset Date, the Issuer will maintain an Agent Bank and five Reset Reference Banks (to the extent required) where the Interest Rate is to be calculated by reference to them.

The Issuer may from time to time replace the Agent Bank with another leading financial institution in New York, NY. If the Agent Bank is unable or unwilling to continue to act as the Agent Bank or fails duly to determine a Subsequent Fixed Interest Rate in respect of any Interest Period as provided in “—Interest Payments—Subsequent Fixed Interest Rates”, the Issuer will forthwith appoint another leading financial institution in New York, NY. The Agent Bank may not resign its duties or be removed without a successor having been appointed as aforesaid.

Determinations of Agent Bank Binding

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions set forth under “Interest Payments” by the Agent Bank shall (in the absence of willful default, manifest error or negligence) be binding on the Issuer, the Agent Bank, the Trustee, the Paying Agents and all Holders and (in the absence as aforesaid) no liability to the Holders or the Issuer will attach to the Agent Bank in connection with the exercise or non-exercise by it of any of its powers, duties and discretions.

Step-up after Change of Control Event

Notwithstanding any other provision set forth under “Interest Payments”, if the Issuer does not elect to redeem the Securities in accordance with the provisions set forth under”—Redemption—Redemption for Change of Control Event” following the occurrence of a Change of Control Event, the then prevailing Interest Rate, and each subsequent Interest Rate otherwise determined in accordance with the provisions of set forth under “Interest Payments” (including, for the avoidance of doubt, in accordance with the provisions of “—Interest Payments—Benchmark Event” below), on the Securities shall be increased by 5% per annum with effect from (and including) the date on which the Change of Control Event occurred.

Benchmark Event

(i)                           Independent Adviser

If a Benchmark Event occurs when any Subsequent Fixed Interest Rate (or any component part thereof) remains to be determined by reference to the Original Reference Rate, then the Issuer will use reasonable efforts to appoint an Independent Adviser, as soon as reasonably practicable, to determine a Successor Rate, failing which an Alternative Rate and, in either case, an Adjustment Spread (if any) and any Benchmark Amendments, all in accordance with the provisions set forth under “Benchmark Amendments” below.

An Independent Adviser appointed pursuant to this section shall be required to act in good faith and in a commercially reasonable manner as an expert and in consultation with the Issuer. In the absence of willful default, negligence or fraud, the Independent Adviser shall have no liability whatsoever to the Issuer, the Trustee, the Paying Agents, or the Holders for any determination made by it, pursuant to this section.

If (i) the Issuer is unable to appoint an Independent Adviser; or (ii) the Independent Adviser appointed by it fails to determine a Successor Rate or, failing which, an Alternative Rate in accordance with this sub-section prior to the Reset Interest Determination Date in respect of a Reset Period, the relevant 5 year Swap Rate applicable to each Interest Period ending during that Reset Period shall be equal to the 5 year Swap Rate in respect of the immediately preceding Reset Period or, in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page. If a higher interest rate pursuant to the interest step-up after a Change of Control Event applies, the Subsequent Fixed Interest Rate determined in accordance with this sub-section shall be increased pursuant to such interest step-up. For the avoidance of doubt, the provisions under this sub-section shall apply to all payments of interest on the Securities from the end of the then current Reset Period onwards only, and the interest payable on the Securities during subsequent Reset Periods are subject to the subsequent operation of, and to adjustment as provided in, this sub-section.

(ii)                       Successor Rate or Alternative Rate

If the Independent Adviser determines that:

(A)                      there is a Successor Rate, then such Successor Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section); or

(B)                      there is no Successor Rate but that there is an Alternative Rate, then such Alternative Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all future payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section).

(iii)                   Adjustment Spread

If the Independent Adviser determines (i) that an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) and (ii) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread shall be applied to the Successor Rate or the Alternative Rate (as the case may be).

(iv)                     Benchmark Amendments

If any Successor Rate, Alternative Rate or Adjustment Spread is determined in accordance with this section and the Independent Adviser, determines (i) that amendments to the terms of the Securities are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread (such amendments, the “Benchmark Amendments”) and (ii) the terms of the Benchmark Amendments, then the Issuer will, subject to giving notice thereof in accordance with the provisions set forth below under “Notices, etc.”, without any requirement for the consent or approval of the Holders, vary the terms of the Securities to give effect to such Benchmark Amendments with effect from the date specified in such notice.

At the request of the Issuer, but subject to receipt by the Trustee of an Officer’s Certificate pursuant to the provisions set forth below under “Notices, etc.”, the Trustee shall (at the expense of the Issuer), without any requirement for the consent or approval of the Holders, be obliged to concur with the Issuer in effecting any Benchmark Amendments or Adjustment Spread (including, inter alia, by the execution of a supplemental indenture if required or amendment to the Calculation Agreement), provided that neither the Trustee nor the Agent Bank shall be obliged so to concur if in the opinion of the Trustee or the Agent Bank doing so would impose more onerous obligations upon it or expose it to any additional duties, responsibilities or liabilities or reduce or amend the protective provisions afforded to the Trustee or the Agent Bank in the terms of Securities or the indenture (including, for the avoidance of doubt, any supplemental indenture) or the Calculation Agreement in any way.

In connection with any such variation in accordance with this provision, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Notwithstanding any other provision of this section, no Successor Rate or Alternative Rate will be adopted, nor any Adjustment Spread applied, nor will any Benchmark Amendments be made, if and to the extent that, in the determination of the Issuer, the same could reasonably be expected to cause a Capital Event to occur.

(v)                         Notices, etc.

Any Successor Rate, Alternative Rate, Adjustment Spread and the specific terms of any Benchmark Amendments determined under this section will be notified promptly by the Issuer to the Trustee, the Agent Bank, the Paying Agents and the Holders (in accordance with the notice provisions under the indenture). Such notice shall be irrevocable and shall specify the effective date of the Benchmark Amendments, if any.

No later than notifying the Trustee of the same, the Issuer will deliver to the Trustee an Officer’s Certificate:

(A)                      confirming (1) that a Benchmark Event has occurred, (2) the Successor Rate or, as the case may be, the Alternative Rate and, (3) where applicable, any Adjustment Spread and/or the specific terms of any Benchmark Amendments, in each case as determined in accordance with the provisions of this section; and

(B)                      certifying that the Benchmark Amendments are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread.

The Trustee shall be entitled to rely on such certificate (without liability to any person) as sufficient evidence thereof. The Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) specified in such certificate will (in the absence of manifest error or bad faith in the determination of the Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) and without prejudice to the Trustee’s ability to rely on such certificate as aforesaid) be binding on the Issuer, the Trustee, the Agent Bank, the Paying Agents and the Holders.

(vi)                     Survival of Original Reference Rate

Without prejudice to the obligations of the Issuer under this section, the Original Reference Rate and the fallback provisions provided for under “—Interest Payments—Subsequent Fixed Interest Rates” will continue to apply unless and until a Benchmark Event has occurred.

(vii)                 Definitions:

As used in this section:

“Adjustment Spread” means either a spread (which may be positive or negative), or the formula or methodology for calculating a spread, in either case, which the Independent Adviser, determines is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to Holders as a result of the replacement of the Original Reference Rate with the Successor Rate or the Alternative Rate (as the case may be) and is the spread, formula or methodology which:

(i)                            in the case of a Successor Rate, is formally recommended in relation to the replacement of the Original Reference Rate with the Successor Rate by any Relevant Nominating Body; or

(ii)                         if no such recommendation has been made, or in the case of an Alternative Rate), is what the Independent Adviser determines is recognized or acknowledged as being the industry standard for over-the-counter derivative transactions which reference the Original Reference Rate, where such rate has been replaced by the Successor Rate or the Alternative Rate (as the case may be); or

(iii)                      if the Issuer determines that no such industry standard is recognized or acknowledged, is what the Independent Adviser determines to be appropriate;

“Alternative Rate” means an alternative benchmark or screen rate which the Independent Adviser determines in accordance with the provisions set forth in “—Interest Payments—Benchmark Event—Successor Rate or Alternative Rate” is customary in market usage in the international debt capital markets for the purposes of determining rates of interest (or the relevant component part thereof) in U.S. dollars;

“Benchmark Amendments” has the meaning given to it under “—Interest Payments—Benchmark Event—Benchmark Amendments”;

“Benchmark Event” means:

(i)                            the Original Reference Rate ceasing be published for a period of at least 10 Business Days or ceasing to exist; or

(ii)                         a public statement by the administrator of the Original Reference Rate that it will, by a specified date within the following six months, cease publishing the Original Reference Rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of the Original Reference Rate); or

(iii)                      a public statement by the supervisor of the administrator of the Original Reference Rate, that the Original Reference Rate has been or will, by a specified date within the following six months, be permanently or indefinitely discontinued; or

(iv)                     a public statement by the supervisor of the administrator of the Original Reference Rate as a consequence of which the Original Reference Rate will be prohibited from being used either generally, or in respect of the Securities, in each case within the following six months; or

(v)                        it has become unlawful for any Paying Agent, Agent Bank or the Issuer to calculate any payments due to be made to any Holder using the Original Reference Rate;

“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by the Issuer;

“Original Reference Rate” means the 5 year Swap Rate;

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

(i)                            the central bank for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

(ii)                         any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof; and

“Successor Rate” means a successor to or replacement of the Original Reference Rate which is formally recommended by any Relevant Nominating Body.

Optional Interest Deferral

Deferral of Payments

The Issuer may, at its discretion, elect to defer all or part of any Interest Payment (a “Deferred Interest Payment”) which is otherwise scheduled to be paid on an Interest Payment Date by giving notice (a “Deferral Notice”) of such election to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Interest Payment Date. Subject to conditions set forth in “—Optional Interest Deferral—Mandatory Settlement”, if the Issuer elects not to make all or part of any Interest Payment on an Interest Payment Date, then it will not have any obligation to pay such interest on the relevant Interest Payment Date and any such non-payment of interest will not constitute an Event of Default or any other breach of its obligations under the Securities or for any other purpose.

Arrears of Interest (as defined below) may be satisfied at the option of the Issuer in whole or in part at any time (the “Optional Deferred Interest Settlement Date”) following delivery of a notice to such effect given by the Issuer to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Optional Deferred Interest Settlement Date informing them of its election to so satisfy such Arrears of Interest (or part thereof) and specifying the relevant Optional Deferred Interest Settlement Date.

Any Deferred Interest Payment shall itself bear interest (such further interest, together with the Deferred Interest Payment, being “Arrears of Interest”), at the Interest Rate prevailing from time to time, from (and including) the date on which (but for such deferral) the Deferred Interest Payment would otherwise have been due to be made to (but excluding) the relevant Optional Deferred Interest Settlement Date or, as appropriate, such other date on which such Deferred Interest Payment is paid in connection with a Mandatory Settlement as set forth below, in each case such further interest being compounded on each Interest Payment Date.

Non-payment of Arrears of Interest shall not constitute a default by the Issuer under the Securities or for any other purpose, unless such payment is required in connection with a Mandatory Settlement.

Mandatory Settlement

Notwithstanding the provisions above relating to the ability of the Issuer to defer Interest Payments, the Issuer will pay any outstanding Arrears of Interest, in whole but not in part, on the first occurring Mandatory Settlement Date following the Interest Payment Date on which a Deferred Interest Payment first arose (“Mandatory Settlement”).

Redemption

Final Redemption

Unless previously redeemed, purchased, cancelled or substituted, the Securities will be redeemed at 100% of their principal amount, together with any accrued and unpaid interest and any outstanding Arrears of Interest, on April 4, 2079. The Securities may not be redeemed at the option of the Issuer other than in accordance with the provisions set forth under “—Redemption”.

Issuer’s Call Option

The Issuer may, by giving not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable), redeem all, but not less than all, of the Securities on (i) any date from (and including) the First Call Date to (and including) the First Reset Date or (ii) any Interest Payment Date thereafter at their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Certain Taxation Reasons

Section 1108 of the Indenture shall not apply to the Securities.

If, immediately prior to the giving of the notice referred to below, a Tax Event or a Withholding Tax Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions at any time all, but not less than all, of the Securities at (i) 101% of their principal amount (in the case of a Tax Event where such redemption occurs prior to the First Call Date) or (ii) at 100% of their principal amount (in the case of a Tax Event where such redemption occurs on or after the First Call Date or in the case of a Withholding Tax Event where such redemption occurs at any time), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Rating Reasons

If, immediately prior to the giving of the notice referred to below, a Capital Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and

Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Accounting Reasons

If, immediately prior to the giving of the notice referred to below, an Accounting Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Change of Control Event

If, immediately prior to the giving of the notice referred to below, a Change of Control Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at 101% of their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

The Trustee is under no obligation to ascertain whether a Change of Control Event or Change of Control or any event which could lead to the occurrence of or could constitute a Change of Control Event or Change of Control has occurred, and until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no Change of Control Event or Change of Control or other such event has occurred.

Substitution or Variation

If an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event (each a “Substitution or Variation Event”) has occurred and is continuing, then the Issuer may, as an alternative to redemption, subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation” (without any requirement for the consent or approval of the Holders) and subject to the Trustee, immediately prior to the giving of any notice referred to herein, having received an Officer’s Certificate and an Opinion of Counsel (each as defined in the indenture), each stating to the effect that the provisions of this section have been complied with, and having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders (which notice shall be irrevocable), at any time either (i) substitute all, but not less than all, of the Securities for, or (ii) vary the terms of the Securities with the effect that they remain or become (as the case may be), Qualifying Securities, and the Trustee shall (subject to the following provisions of this section and subject to the receipt by it of the Officer’s Certificate referred to below) agree to such substitution or variation.

Upon expiry of such notice, the Issuer will either vary the terms of or, as the case may be, substitute the Securities in accordance with this section.

The Trustee agrees, at the expense of the Issuer, to use reasonable, non-discretionary and ministerial efforts to assist the Issuer in the substitution of the Qualifying Securities for the Securities, or the variation of the terms of the Securities so that they remain, or as appropriate, become, Qualifying Securities, provided that the Trustee shall not be obliged to participate in, or assist with, any such substitution or variation if the terms of the proposed Qualifying Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to liabilities or reduce its protections. If the Trustee does not participate or assist as provided above, the Issuer may redeem the Securities as provided in “—Redemption”.

In connection with any substitution or variation in accordance with this section, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not give rise to any other Substitution or Variation Event with respect to the Qualifying Securities.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not result in the Qualifying Securities no longer being eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as is attributed to the Securities on the date notice is given to Holders of the substitution or variation.

“Qualifying Securities” means securities that:

(a)                        are issued by the Issuer or any wholly-owned direct or indirect finance subsidiary of the Issuer with a guarantee of such obligations by the Issuer;

(b)                        rank and (save in the case of a direct issue by the Issuer) benefit from a guarantee that ranks in relation to the obligations of the Issuer under such securities and/or such guarantee (as the case may be), equally with the ranking of the Securities and pari passu in a winding-up or liquidation of the Issuer with any Parity Obligations of the Issuer;

(c)                         contain terms not materially less favorable to Holders than the terms of the Securities (as reasonably determined by the Issuer (in consultation with an independent investment bank or counsel of international standing)) and which:

(i)                            provide for the same or a more favorable Interest Rate from time to time as applied to the Securities immediately prior to such substitution or variation and preserve the same Interest Payment Dates;

(ii)                         preserve the obligations (including the obligations arising from the exercise of any right) of the Issuer as to principal and as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption;

(iii)                      preserve any existing rights under the terms of the Securities to any accrued interest, any Deferred Interest Payments, any Arrears of Interest and any other amounts payable under the Securities which, in each case, has accrued to Holders and not been paid;

(iv)                     do not contain terms providing for the mandatory deferral of payments of interest and/or principal;

(v)                        do not contain terms providing for loss absorption through principal write-down or conversion to ordinary shares; and

(vi)                     are (i) listed on the New York Stock Exchange, (ii) listed on the Official List and admitted to trading on the London Stock Exchange plc’s Regulated Market or (iii) admitted to trading on a Multilateral Trading Facility operated by an internationally recognized stock exchange that is regulated in the European Economic Area as selected by the Issuer.

For the purposes of the definition of Qualifying Securities:

“Multilateral Trading Facility” has the same meaning as in Article 4.1.22 of Directive 2014/65/EU (as amended) of the European Parliament and of the Council of May 15, 2014 on markets in financial instruments; and

“Official List” means the Official List of the Financial Conduct Authority acting under Part VI of the Financial Services and Markets Act 2000.

Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation

Prior to the publication of any notice of redemption pursuant to the provisions set for under “—Redemption” (other than redemption pursuant to “—Redemption—Issuer’s Call Option”) or any notice of substitution or variation pursuant to the provisions set forth in”—Substitution or Variation”, the Issuer will deliver to the Trustee an Officer’s Certificate in form satisfactory to the Trustee stating that the relevant requirement or circumstance giving rise to the right to redeem, substitute or vary is satisfied, and where the relevant Special Event requires measures reasonably available to the Issuer to be taken, the relevant Special Event cannot be avoided by the Issuer taking such measures. In relation to a substitution or variation pursuant to the provisions set forth in “—Substitution or Variation”, such certificate shall also include further certifications that the criteria specified in paragraphs (a) to (d) of the definition of Qualifying Securities will be satisfied by the Qualifying Securities upon issue and that such determinations were reached by the Issuer in consultation with an independent investment bank or counsel of international standing. The Trustee may rely absolutely upon and shall be entitled to accept such Officer’s Certificate without any liability to any person for so doing and without any further inquiry as sufficient evidence of the satisfaction of the conditions precedent set out in such paragraphs in which event it shall be conclusive and binding on the Holders.

Any redemption of the Securities in accordance with conditions set forth under “—Redemption—Issuer’s Call Option, —Redemption for Certain Taxation Reasons, —Redemption for Rating Reasons, —Redemption for Accounting Reasons , or —Redemption for Change of Control Event”, shall be conditional on all outstanding Arrears of Interest being paid in full in accordance with the provisions under “—Optional Interest Deferral” on or prior to the date thereof, together with any accrued and unpaid interest up to (but excluding) such redemption, substitution or, as the case may be, variation date.

The Trustee is under no obligation to ascertain whether any Special Event or Change of Control Event or Change of Control or any event which could lead to the occurrence of, or could constitute, any such Special Event, Change of Control Event or Change of Control, has occurred and, until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no such Special Event, Change of Control Event or Change of Control or such other event has occurred.

Subordination

General

In the event of:

(i)                            an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except, in any such case, a solvent winding-up solely for the purposes of a reorganization, reconstruction, amalgamation or the substitution in place of the Issuer of a “successor in business” of the Issuer, the terms of which reorganization, reconstruction, amalgamation or substitution do not provide that the Securities shall thereby become redeemable or repayable in accordance with the terms of the Securities); or

(ii)                         an administrator of the Issuer being appointed and such administrator giving notice that it intends to declare and distribute a dividend,

(each, an “Additional Enforcement Event”), there shall be payable by the Issuer in respect of each Security (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the Holder of such Security if, on the day prior to the commencement of the winding-up or such administration, as the case may be, and thereafter, such Holder were the holder of one of a class of preference shares in the capital of the Issuer (“Notional Preference Shares”) having an equal right to a return of assets in the winding-up or such administration, as the case may be, and so ranking pari passu with, the holders of Parity Obligations, but ranking junior to the claims of holders of all Senior Obligations (except as otherwise provided by mandatory provisions of law), on the assumption that the amount that such Holder was entitled to receive in respect of each Notional Preference Share on a return of assets in such winding-up or such administration, as the case may be, were an amount equal to the principal amount of the relevant Security and any accrued and unpaid interest and any outstanding Arrears of Interest.

Nothing in this section “—Subordination—General” or “—Event of Default” shall affect or prejudice the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents or the rights and remedies of the Trustee or the Agents in respect thereof.

Accordingly, and without prejudice to the rights of the Trustee or the Agents, the claims of Holders of all Senior Obligations will first have to be satisfied in any winding-up or administration before the Holders may expect to obtain any recovery in respect of their Securities, and prior thereto, Holders will have only limited ability to influence the conduct of such winding-up or administration.

No Set-off, etc.

Subject to applicable law, no Holder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer in respect of, or arising under or in connection with, the Securities and each Holder shall, by virtue of his holding of any Security, be deemed to have waived all such rights of set-off, compensation or retention.

Event of Default

For the avoidance of doubt, Sections 501(3)-(10), Section 502, Section 503 and Section 507 of the Indenture shall not apply to the Securities.

Proceedings

If a default is made by the Issuer for a period of 14 days or more in the payment of any principal or 21 days or more in the payment of any interest, in each case in respect of the Securities and which is due (an “Event of Default”), then the Issuer shall, without notice from the Trustee, be deemed to be in default under the indenture and the Securities and the Trustee at its sole discretion may, notwithstanding the provisions set forth under “—Event of Default—Enforcement” below but subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”, institute proceedings for the winding-up of the Issuer and/or prove in the winding-up of the Issuer and/or claim in the liquidation of the Issuer, such claim being subordinated, and for the amount, as provided in “—Subordination—General”.

Enforcement

The Trustee may, at its discretion (subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”) and without further notice, institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any term or condition binding on the Issuer under the indenture or the Securities, but in no event shall the Issuer, by virtue of the institution of any such proceedings, steps or actions, be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it.

Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in the provisions set forth under “—Event of Default—Proceedings” or “—Event of Default—Enforcement” above against the Issuer to enforce the terms of the indenture or the Securities at the request of the Holders or take any other action or step under or pursuant to the terms of the Securities or the indenture unless (i) it shall have been so requested in writing by the Holders of at least 25% in principal amount of the Securities then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. However, if an Event of Default or Additional Enforcement Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.  The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request of the Holders of at least 25% in principal amount of the Securities then outstanding.

Right of Holders

No Holder shall be entitled to proceed directly against the Issuer or to institute proceedings for the winding-up or claim in the liquidation of the Issuer or to prove in such winding-up (except actions for payment of overdue principal, premium or interest) unless the Trustee, having become so bound to proceed, institute, prove or claim, fails to do so within a 60 day period and such failure shall be continuing, in which case the Holder shall have only such rights against the Issuer as those which the Trustee is entitled to exercise as set out in this section.

Extent of Holders’ remedy

No remedy against the Issuer, other than as referred to in this Event of Default section, shall be available to the Trustee or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the indenture or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Securities or under the indenture.  For the avoidance of doubt, nothing in the foregoing shall prevent the Trustee from proving in any winding-up or administration of the Issuer and/or claiming in any liquidation of the Issuer (even if not instituted by the Trustee).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

Certain Definitions

As used in this Security, the following terms have the following meanings. All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

“Accounting Event” shall be deemed to occur if, as a result of a change in accounting principles which becomes effective on or after the Issue Date, but not otherwise, the obligations of the Issuer under the Securities must not or may no longer be recorded as a “financial liability” in the next following audited annual consolidated financial statements of the Issuer prepared in accordance with IFRS or any other accounting standards that the Issuer may adopt in the future for the preparation of its audited annual consolidated financial statements in accordance with United Kingdom company law;

“Agent Bank” is the agent bank that entered into the Calculation Agreement with the Issuer, which will initially be The Bank of New York Mellon, London Branch;

“Agents” means the Agent Bank and the Paying Agent or any of them;

“Additional Enforcement Event” has the meaning given to it under “—Subordination”;

“Arrears of Interest” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City;

“ Calculation Agreement” means the Calculation Agent Agreement dated April 4, 2019, entered into by the Issuer and The Bank of New York Mellon, London Branch.

“Calculation Amount” has the meaning given to it under “—Interest Payments—Interest Accrual”;

“Capital Event” shall be deemed to occur if the Issuer has received, and confirmed in writing to the Trustee that it has so received, confirmation from any Rating Agency then providing a solicited rating of the Issuer or the Securities at the invitation of, or with the consent of, the Issuer and in connection with which the Securities are assigned an equity credit, either directly or via a publication by such Rating Agency, that an amendment, clarification or change has occurred in its equity credit criteria which becomes effective on or after the Issue Date (or, if later, effective after the date on which the Securities are assigned “equity credit” by such Rating Agency for the first time) and as a result of which, but not otherwise, the Securities will no longer be eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as was attributed to the Securities at the Issue Date (or if “equity credit” is not assigned to the Securities by the relevant Rating Agency on the Issue Date, at the date on which “equity credit” is assigned by such Rating Agency for the first time);

“Change of Control” means the occurrence of an event whereby any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the preexisting shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer; provided that, no Change of Control shall be deemed to occur if the event would otherwise have constituted a Change of Control occurs or is carried out for the purposes of a reorganizations on terms previously approved by the Holders of at least 75% in principal amount of the Securities then outstanding;

“Change of Control Event” shall be deemed to occur if:

(a) a Change of Control occurs; and

(b) any of the Issuer’s Senior Unsecured Obligations carry:

(A) an investment grade credit rating (Baa3 BBB-, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Relevant Rating Agency at the invitation of the Issuer; or

(B) (where there is no credit rating from any Relevant Rating Agency assigned at the invitation of the Issuer), an Investment Grade Rating by any Relevant Rating Agency of its own volition,

and

(x)                              such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1 BB-, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Relevant Rating Agency;

(y)                              and there remains no other Investment Grade Rating of any of the Issuer’s Senior Unsecured Obligations from any other Relevant Rating Agency; and

(c) in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (b) above, such Relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the Issuer’s Senior Unsecured Obligations are not assigned an Investment Grade Rating by any Relevant Rating Agency, a Change of Control Event will be deemed to occur upon the occurrence of a Change of Control alone.

If the rating designations employed by either Moody’s or S&P are changed from those which are described in paragraph (b) of the definition of “Change of Control Event” above, or if a rating is procured from a Substitute Relevant Rating Agency, the Issuer shall determine the rating designations of Moody’s or S&P or such Substitute Relevant Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and the definition of “Change of Control Event” shall be construed accordingly;

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the Senior Unsecured Obligations are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Compulsory Arrears of Interest Settlement Event” shall have occurred if:

(a) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of (i) ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (x) such dividend, other distribution or payment was required to be resolved on, declared, paid or made exclusively in ordinary shares of the Issuer or in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions or (y) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such dividend, distribution or other payment; or

(b) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of any Parity Obligations of the Issuer, except where such dividend, distribution or payment was required to be declared, paid or made under the terms of such Parity Obligations of the Issuer or by mandatory operation of law; or

(c) the Issuer has redeemed, repurchased or otherwise acquired (i) any ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (v) such repurchase or acquisition was undertaken in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions, (w) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such repurchase or acquisition or (x) such repurchase or acquisition was made by or on behalf of the Issuer as part of an intra-day transaction that does not result in an increase in the aggregate number of ordinary shares held by or on behalf of the Issuer as treasury shares at 8:30 a.m. London time on the Interest Payment Date on which any outstanding Arrears of Interest were first deferred, (y) such repurchase or acquisition results from hedging of any convertible securities issued by the Issuer or by any Subsidiary of the Issuer and guaranteed by the Issuer; or (z) such repurchase or acquisition results from the settlement of existing equity derivatives after the Interest Payment Date on which any outstanding Arrears of Interest were first deferred;

(d) the Issuer, or any Subsidiary of the Issuer, has redeemed, repurchased or otherwise acquired any Parity Obligations of the Issuer, except where (x) such redemption, repurchase or acquisition is effected as a public cash tender offer or public exchange offer at a purchase price per security which is below its par value or (y) the Issuer, or any Subsidiary of the Issuer, is obliged under the terms of such securities or by mandatory operation of law to make such redemption, repurchase or acquisition or (z) such acquisition results from the conversion of any convertible securities issued by the Issuer or issued by a Subsidiary of the Issuer with a guarantee from the Issuer;

“Deferred Interest Payment” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“First Fixed Interest Rate” has the meaning given to it under “—Interest Payments—First Fixed Interest Rate”;

“First Call Date” means January 4, 2029;

“First Reset Date” means April 4, 2029;

“Interest Payment” means, in respect of an Interest Payment Date, the amount of interest payable on the Securities for the relevant Interest Period in accordance with “—Interest Payments”;

“Interest Payment Date” means April 4 and October 4 in each year, commencing on (and including) October 4, 2019, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date;

“Interest Rate” means the First Fixed Interest Rate and/or each Subsequent Fixed Interest Rate, as the case may be;

“Issue Date” has the meaning given to it under “—Interest Payments—Interest Rate”;

“Junior Obligations” means any shares in the capital of the Issuer (except for preference shares in the capital of the Issuer (if any)) or any other securities or obligations issued or owed by the Issuer (including guarantees or indemnities or support arrangements given by the Issuer in respect of securities or obligations owed by other persons) which rank, or are expressed to rank, junior to the Securities or to the most junior class of preference shares in the capital of the Issuer;

“Mandatory Settlement Date” means the earlier of:

(a) the date on which a Compulsory Arrears of Interest Settlement Event occurs;

(b) the next scheduled Interest Payment Date on which the Issuer pays interest on the Securities; or

(c) the date on which the Securities are redeemed or repaid in accordance with “—Subordination”, “—Redemption” or “—Event of Default”;

“Maturity Date” means April 4, 2079, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Parity Obligations” means (if any) (i) the most junior class of preference share capital in the Issuer ranking ahead of the ordinary shares in the capital of the Issuer and any other obligations of the Issuer, issued directly or indirectly by it, which rank, or are expressed to rank, pari passu with the Securities or such preference shares and (ii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the Securities or such preference shares;

“Qualifying Securities” has the meaning given to it under “—Substitution or Variation”;

“Rating Agency” means Fitch Ratings Ltd, Moody’s Investors Service Esparia S.A. (“Moody’s”) or Standard & Poor’s Credit Market Services Europe Limited (“S&P”) or any of their respective affiliates or successors or any rating agency substituted for any of them by the Issuer from time to time;

“Relevant Date” means (i) in respect of any payment other than a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date on which such payment first becomes due and payable but, if the full amount of the moneys payable on such date has not been received by the Principal Paying Agent or the Trustee on or prior to such date, the Relevant Date means the date on which such moneys shall have been so received and notice to that effect shall have been given to the Holders, and (ii) in respect of a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date which is one day prior to the date on which an order is made or a resolution is passed for the winding-up or, in the case of an administration, one day prior to the date on which any dividend is distributed;

“Relevant Rating Agency” means Moody’s or S&P or any of their respective affiliates or successors or any rating agency (a “Substitute Relevant Rating Agency”) substituted for any of them by the Issuer from time to time;

“Reset Date” means the First Reset Date and each date falling on the fifth anniversary of the First Reset Date;

“Reset Period” means the period from one Reset Date to (but excluding) the next following Reset Date;

“Reset Reference Banks” means five major banks in the interbank market in London as selected by the Agent Bank, after consultation with the Issuer;

“Senior Obligations” means all obligations of the Issuer, issued directly or indirectly by it, other than Parity Obligations and Junior Obligations;

“Senior Unsecured Obligations” means any of the Issuer’s senior unsecured obligations;

“Special Event” means any of an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event or any combination of the foregoing;

“Subsequent Fixed Interest Rate” has the meaning given to it under “—Interest Payments—Subsequent Fixed Interest Rates”;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substitution or Variation Event” has the meaning given to it under “—Substitution or Variation”;

“successor in business” means, in relation to a company, any other company which:

(a) owns beneficially the whole or substantially whole of the undertaking, property and assets owned by such company immediately prior thereto; and

(b) carries on, as successor to such company, the whole or substantially the whole of the business carried on by such company immediately prior thereto;

“Tax Event” shall be deemed to have occurred if as a result of a Tax Law Change:

(a) in respect of, or as a result of, the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, the Issuer would not be entitled to claim a deduction in computing its taxation liabilities in the United Kingdom or such entitlement is materially reduced or materially delayed (a “disallowance”);

(b) the Securities are prevented from being treated as loan relationships for United Kingdom tax purposes; or

(c) in respect of the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, where a deduction arises in respect of such Interest Payment the Issuer would not to any material extent be entitled to have such deduction set against the profits of companies with which it is grouped for applicable United Kingdom tax purposes (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) otherwise than as a result of a disallowance within (a), and, in each case, the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it, provided measures reasonably available to the Issuer shall not include allocating a disallowance provided for in (a) above to any other company or security;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having the power to tax, including any treaty to which the United Kingdom is a party, or any change in the application of official or generally published interpretation of such laws or regulations, including a decision of any court or tribunal, or any interpretation or pronouncement by any relevant tax authority that provides for a position with respect to such laws or regulations or interpretation thereof that differs from the previously generally accepted position in relation to similar transactions, which change or amendment becomes, or would become, effective on or after the Issue Date;

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland;

“U.S. dollar”, “U.S.$” and “cent” mean the lawful currency of the United States of America; and

a “Withholding Tax Event” shall be deemed to occur if as a result of a Tax Law Change, in making any payments on the Securities, the Issuer has paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Securities and the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it.

Additional Amounts

Subject to the following sentence, Section 1104 of the Indenture shall apply to the Securities. Notwithstanding the foregoing, any amounts to be paid on the Securities by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any person will be required to pay any additional amounts in respect of FATCA Withholding.

Certain Additional Provisions

The Securities of this series are issuable only in fully registered form without coupons in denominations that are even multiples of $1,000.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except that, the subordination provisions of the Securities will be governed by and construed in accordance with English law). For the avoidance of doubt, the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents shall be governed by the laws of the State of New York.

Exhibit D

VODAFONE GROUP PLC

U.S.$500,000,000
CAPITAL SECURITIES DUE 2079

No. 004	CUSIP NO. 92857W BQ2
ISIN NO. US92857WBQ24

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of five hundred million U.S. dollars (U.S.$500,000,000) on April 4, 2079 (the “Stated Maturity Date”), and to pay interest thereon, but subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof, from April 4, 2019 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi- annually in arrears on April 4 and October 4 of each year, commencing October 4, 2019, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the interest rates set forth on the reverse hereof until the principal hereof is paid or made available for payment, provided that if any Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding Business Day (without the accrual of any additional interest for such period), except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Stated Maturity Date.

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City.  If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose  name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof. The Regular Record Date shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The Regular Record Date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Issuer may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: April 4, 2019

VODAFONE GROUP PLC

By:
		Name:	Jamie Stead
		Title:	Deputy Group Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: April 4, 2019

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”, or any one, a “Security”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$2,000,000,000.

The changes, modifications and supplements to the provisions of the Indenture effected by the provisions of this Security set forth herein shall be applicable only with respect to, and shall only govern the terms of (and only the rights of the Holders and the obligations of the Issuer with respect to), the Securities, and shall not apply to any other securities that may be issued under the Indenture (or govern the rights of the Holders or the obligations of the Issuer with respect to any other such securities) unless a supplemental indenture with respect to such other securities specifically incorporates such changes, modifications and supplements.  The provisions of this Security set forth herein shall supersede any conflicting or inconsistent provisions in the Indenture, with respect to the Securities, to the extent of such conflict or inconsistency.

Interest Payments

Interest Accrual

The Securities will cease to bear interest from (and including) the date of redemption thereof pursuant to the provisions set forth under “—Redemption” or the date of substitution thereof pursuant to “—Substitution or Variation”, as the case may be, unless, upon due presentation, payment of all amounts due in respect of the Securities is not made, in which event interest shall continue to accrue in respect of unpaid amounts on the Securities, both before and after judgment, and shall be payable, up to (but excluding) the Relevant Date.

Except as provided in “—Interest Payments—First Fixed Interest Rate” below, where it is necessary to calculate an amount of interest in respect of any Security for a period which is less than or equal to a complete Interest Period, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

Where it is necessary to calculate an amount of interest in respect of any Security for a period of more than one Interest Period, such interest shall be the aggregate of the interest payable in respect of a full Interest Period plus the interest payable in respect of the remaining period calculated in the manner as aforesaid.

Interest in respect of any Security shall be calculated per U.S.$1,000 in principal amount thereof (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall, except as provided in “—Interest Payments—First Fixed Interest Rate” below, be equal to the product of the relevant Interest Rate, the Calculation Amount and the day count fraction as described in this sub-section for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards). The amount of interest payable in respect of each Security shall be the aggregate of the amounts (determined in the manner provided above) for each Calculation Amount comprising the denomination of such Security without any further rounding.

First Fixed Interest Rate

For each Interest Period ending prior to the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the rate of 7.000% per annum (the “First Fixed Interest Rate”), payable semi-annually in arrears on the related Interest Payment Dates. Subject to “—Optional Interest Deferral”, the Interest Payment in respect of each Interest Period commencing before the First Reset Date will amount to U.S.$70.00 per Calculation Amount.

Subsequent Fixed Interest Rates

For each Interest Period which commences on or after the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the Subsequent Fixed Interest Rate determined on the Reset Interest Determination Date in respect of the Reset Period in which that Interest Period falls. Such interest shall be payable semi-annually in arrears on the related Interest Payment Dates until (and including) the Maturity Date and, subject to “—Interest Payments—Step-up after Change of Control Event” and “—Interest Payments—Benchmark Event” below, the “Subsequent Fixed Interest Rate” shall be the sum of the relevant 5 year Swap Rate and the applicable Margin, all as determined by the Agent Bank and where:

“5 year Swap Rate” means the semi-annual mid-swap rate for swap transactions in U.S. dollars with a maturity of 5 years as displayed on Reuters screen “ICESWAP1” as at 11:00 a.m. (New York City time) (the “Reset Screen Page”) on the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Reset Period (the “Reset Interest Determination Date”).

If the 5 year Swap Rate does not appear on the Reset Screen Page on the Reset Interest Determination Date, the 5 year Swap Rate will be the Reset Reference Bank Rate on such Reset Interest Determination Date unless a Benchmark Event (as defined below) has occurred, in which case the 5 year Swap Rate shall be determined pursuant to and in accordance with the conditions set forth under”—Interest Payments—Benchmark Event”.

As used in this section:

the “5 year Swap Rate Quotations” means, in respect of each Interest Period falling within a Reset Period, the arithmetic mean of the bid and offered rates for the semi-annual fixed leg (calculated on a 30/360 day count basis) of a fixed-for-floating U.S. dollar interest rate swap which (i) has a term of 5 years commencing on the relevant Reset Interest Determination Date, (ii) is in an amount that is representative of a single transaction in the relevant market at the relevant time with an acknowledged dealer of good credit in the swap market, and (iii) has a floating leg based on the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”) rate (calculated on an Actual/360 day count basis);

“Margin” means in respect of (i) each Reset Period which falls in the period commencing on (and including) April 4, 2029 and ending on (but excluding) April 4, 2049, 4.873%; and (ii) each Reset Period which falls on or after April 4, 2049, 5.623%;

“Reset Reference Bank Rate” means the percentage rate determined by the Agent Bank on the basis of the 5 year Swap Rate Quotations provided by five leading swap dealers in the interbank market (the “Reset Reference Banks”) to the Agent Bank at approximately 11:00 a.m. (New York City time) on such Reset Interest Determination Date and, rounded, if necessary, to the nearest 0.001% (0.0005% being rounded upwards). If at least four quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest). If only two or three quotations are provided, the 5 year Swap Rate will be the rounded arithmetic mean of the quotations provided. If only one quotation is provided, the 5 year Swap Rate will be the rounded quotation provided. If no quotations are provided, the 5 year Swap Rate for the relevant period will be (i) in the case of each Reset Period other than the Reset Period commencing on the First Reset Date, the 5 year Swap Rate in respect of the immediately preceding Reset Period or (ii) in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page; and

“U.S. Government Securities Business Days” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Subsequent Fixed Interest Rate shall be determined as provided above in respect of each Reset Period and, as so determined, such rate shall apply to each Interest Period falling within that Reset Period.

For the purposes of this section, the Agent Bank shall not be responsible to the Issuer or to any third party as a result of the Agent Bank having relied upon or acted on any quotation or information given to it for the purposes of calculating the Subsequent Fixed Interest Rate or the Reset Reference Bank Rate which subsequently may be found to be incorrect or inaccurate in any way or for any losses whatsoever resulting from acting in accordance therewith.

Determination of Subsequent Fixed Interest Rates

The Issuer shall cause the Agent Bank, as soon as practicable after 11.00 a.m. (New York City time) on each Reset Interest Determination Date, to determine the Subsequent Fixed Interest Rate in respect of each Interest Period falling within the relevant Reset Period, provided that it receives the Successor Rate, Alternative Rate and Adjustment Spread, if applicable, at least five (5) Business Days prior to the applicable Reset Interest Determination Date.

Publication of Subsequent Fixed Interest Rates

The Issuer shall cause notice of each Subsequent Fixed Interest Rate determined in accordance the provisions set forth under “Interest Payments” in respect of each relevant Interest Period to be given to the Trustee, the Holders, the Paying Agents and any stock exchange on which the Securities are for the time being listed or admitted to trading, in each case as soon as practicable after its determination but in any event not later than the fourth Business Day thereafter.

Agent Bank and Reset Reference Banks

With effect from the First Reset Date, the Issuer will maintain an Agent Bank and five Reset Reference Banks (to the extent required) where the Interest Rate is to be calculated by reference to them.

The Issuer may from time to time replace the Agent Bank with another leading financial institution in New York, NY. If the Agent Bank is unable or unwilling to continue to act as the Agent Bank or fails duly to determine a Subsequent Fixed Interest Rate in respect of any Interest Period as provided in “—Interest Payments—Subsequent Fixed Interest Rates”, the Issuer will forthwith appoint another leading financial institution in New York, NY. The Agent Bank may not resign its duties or be removed without a successor having been appointed as aforesaid.

Determinations of Agent Bank Binding

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions set forth under “Interest Payments” by the Agent Bank shall (in the absence of willful default, manifest error or negligence) be binding on the Issuer, the Agent Bank, the Trustee, the Paying Agents and all Holders and (in the absence as aforesaid) no liability to the Holders or the Issuer will attach to the Agent Bank in connection with the exercise or non-exercise by it of any of its powers, duties and discretions.

Step-up after Change of Control Event

Notwithstanding any other provision set forth under “Interest Payments”, if the Issuer does not elect to redeem the Securities in accordance with the provisions set forth under”—Redemption—Redemption for Change of Control Event” following the occurrence of a Change of Control Event, the then prevailing Interest Rate, and each subsequent Interest Rate otherwise determined in accordance with the provisions of set forth under “Interest Payments” (including, for the avoidance of doubt, in accordance with the provisions of “—Interest Payments—Benchmark Event” below), on the Securities shall be increased by 5% per annum with effect from (and including) the date on which the Change of Control Event occurred.

Benchmark Event

(i)                           Independent Adviser

If a Benchmark Event occurs when any Subsequent Fixed Interest Rate (or any component part thereof) remains to be determined by reference to the Original Reference Rate, then the Issuer will use reasonable efforts to appoint an Independent Adviser, as soon as reasonably practicable, to determine a Successor Rate, failing which an Alternative Rate and, in either case, an Adjustment Spread (if any) and any Benchmark Amendments, all in accordance with the provisions set forth under “Benchmark Amendments” below.

An Independent Adviser appointed pursuant to this section shall be required to act in good faith and in a commercially reasonable manner as an expert and in consultation with the Issuer. In the absence of willful default, negligence or fraud, the Independent Adviser shall have no liability whatsoever to the Issuer, the Trustee, the Paying Agents, or the Holders for any determination made by it, pursuant to this section.

If (i) the Issuer is unable to appoint an Independent Adviser; or (ii) the Independent Adviser appointed by it fails to determine a Successor Rate or, failing which, an Alternative Rate in accordance with this sub-section prior to the Reset Interest Determination Date in respect of a Reset Period, the relevant 5 year Swap Rate applicable to each Interest Period ending during that Reset Period shall be equal to the 5 year Swap Rate in respect of the immediately preceding Reset Period or, in the case of the Reset Period commencing on the First Reset Date, equal to the last available 5 year mid swap rate for U.S. dollar swap transactions, expressed as a rate, on the Reset Screen Page. If a higher interest rate pursuant to the interest step-up after a Change of Control Event applies, the Subsequent Fixed Interest Rate determined in accordance with this sub-section shall be increased pursuant to such interest step-up. For the avoidance of doubt, the provisions under this sub-section shall apply to all payments of interest on the Securities from the end of the then current Reset Period onwards only, and the interest payable on the Securities during subsequent Reset Periods are subject to the subsequent operation of, and to adjustment as provided in, this sub-section.

(ii)                       Successor Rate or Alternative Rate

If the Independent Adviser determines that:

(A)                      there is a Successor Rate, then such Successor Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section); or

(B)                      there is no Successor Rate but that there is an Alternative Rate, then such Alternative Rate shall (subject to any Adjustment Spread as set forth below) subsequently be used in place of the Original Reference Rate to determine the Subsequent Fixed Interest Rate (or the relevant component part thereof) for all future payments of interest on the Securities from the end of the then current Reset Period onwards (subject to the operation of this section).

(iii)                   Adjustment Spread

If the Independent Adviser determines (i) that an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) and (ii) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such Adjustment Spread shall be applied to the Successor Rate or the Alternative Rate (as the case may be).

(iv)                     Benchmark Amendments

If any Successor Rate, Alternative Rate or Adjustment Spread is determined in accordance with this section and the Independent Adviser, determines (i) that amendments to the terms of the Securities are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread (such amendments, the “Benchmark Amendments”) and (ii) the terms of the Benchmark Amendments, then the Issuer will, subject to giving notice thereof in accordance with the provisions set forth below under “Notices, etc.”, without any requirement for the consent or approval of the Holders, vary the terms of the Securities to give effect to such Benchmark Amendments with effect from the date specified in such notice.

At the request of the Issuer, but subject to receipt by the Trustee of an Officer’s Certificate pursuant to the provisions set forth below under “Notices, etc.”, the Trustee shall (at the expense of the Issuer), without any requirement for the consent or approval of the Holders, be obliged to concur with the Issuer in effecting any Benchmark Amendments or Adjustment Spread (including, inter alia, by the execution of a supplemental indenture if required or amendment to the Calculation Agreement), provided that neither the Trustee nor the Agent Bank shall be obliged so to concur if in the opinion of the Trustee or the Agent Bank doing so would impose more onerous obligations upon it or expose it to any additional duties, responsibilities or liabilities or reduce or amend the protective provisions afforded to the Trustee or the Agent Bank in the terms of Securities or the indenture (including, for the avoidance of doubt, any supplemental indenture) or the Calculation Agreement in any way.

In connection with any such variation in accordance with this provision, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Notwithstanding any other provision of this section, no Successor Rate or Alternative Rate will be adopted, nor any Adjustment Spread applied, nor will any Benchmark Amendments be made, if and to the extent that, in the determination of the Issuer, the same could reasonably be expected to cause a Capital Event to occur.

(v)                         Notices, etc.

Any Successor Rate, Alternative Rate, Adjustment Spread and the specific terms of any Benchmark Amendments determined under this section will be notified promptly by the Issuer to the Trustee, the Agent Bank, the Paying Agents and the Holders (in accordance with the notice provisions under the indenture). Such notice shall be irrevocable and shall specify the effective date of the Benchmark Amendments, if any.

No later than notifying the Trustee of the same, the Issuer will deliver to the Trustee an Officer’s Certificate:

(A)                      confirming (1) that a Benchmark Event has occurred, (2) the Successor Rate or, as the case may be, the Alternative Rate and, (3) where applicable, any Adjustment Spread and/or the specific terms of any Benchmark Amendments, in each case as determined in accordance with the provisions of this section; and

(B)                      certifying that the Benchmark Amendments are necessary to ensure the proper operation of such Successor Rate, Alternative Rate and/or Adjustment Spread.

The Trustee shall be entitled to rely on such certificate (without liability to any person) as sufficient evidence thereof. The Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) specified in such certificate will (in the absence of manifest error or bad faith in the determination of the Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) and without prejudice to the Trustee’s ability to rely on such certificate as aforesaid) be binding on the Issuer, the Trustee, the Agent Bank, the Paying Agents and the Holders.

(vi)                     Survival of Original Reference Rate

Without prejudice to the obligations of the Issuer under this section, the Original Reference Rate and the fallback provisions provided for under “—Interest Payments—Subsequent Fixed Interest Rates” will continue to apply unless and until a Benchmark Event has occurred.

(vii)                 Definitions:

As used in this section:

“Adjustment Spread” means either a spread (which may be positive or negative), or the formula or methodology for calculating a spread, in either case, which the Independent Adviser, determines is required to be applied to the Successor Rate or the Alternative Rate (as the case may be) to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as the case may be) to Holders as a result of the replacement of the Original Reference Rate with the Successor Rate or the Alternative Rate (as the case may be) and is the spread, formula or methodology which:

(i)                            in the case of a Successor Rate, is formally recommended in relation to the replacement of the Original Reference Rate with the Successor Rate by any Relevant Nominating Body; or

(ii)                         if no such recommendation has been made, or in the case of an Alternative Rate), is what the Independent Adviser determines is recognized or acknowledged as being the industry standard for over-the-counter derivative transactions which reference the Original Reference Rate, where such rate has been replaced by the Successor Rate or the Alternative Rate (as the case may be); or

(iii)                      if the Issuer determines that no such industry standard is recognized or acknowledged, is what the Independent Adviser determines to be appropriate;

“Alternative Rate” means an alternative benchmark or screen rate which the Independent Adviser determines in accordance with the provisions set forth in “—Interest Payments—Benchmark Event—Successor Rate or Alternative Rate” is customary in market usage in the international debt capital markets for the purposes of determining rates of interest (or the relevant component part thereof) in U.S. dollars;

“Benchmark Amendments” has the meaning given to it under “—Interest Payments—Benchmark Event—Benchmark Amendments”;

“Benchmark Event” means:

(i)                            the Original Reference Rate ceasing be published for a period of at least 10 Business Days or ceasing to exist; or

(ii)                         a public statement by the administrator of the Original Reference Rate that it will, by a specified date within the following six months, cease publishing the Original Reference Rate permanently or indefinitely (in circumstances where no successor administrator has been appointed that will continue publication of the Original Reference Rate); or

(iii)                      a public statement by the supervisor of the administrator of the Original Reference Rate, that the Original Reference Rate has been or will, by a specified date within the following six months, be permanently or indefinitely discontinued; or

(iv)                     a public statement by the supervisor of the administrator of the Original Reference Rate as a consequence of which the Original Reference Rate will be prohibited from being used either generally, or in respect of the Securities, in each case within the following six months; or

(v)                        it has become unlawful for any Paying Agent, Agent Bank or the Issuer to calculate any payments due to be made to any Holder using the Original Reference Rate;

“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by the Issuer;

“Original Reference Rate” means the 5 year Swap Rate;

“Relevant Nominating Body” means, in respect of a benchmark or screen rate (as applicable):

(i)                            the central bank for the currency to which the benchmark or screen rate (as applicable) relates, or any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable); or

(ii)                         any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the benchmark or screen rate (as applicable) relates, (b) any central bank or other supervisory authority which is responsible for supervising the administrator of the benchmark or screen rate (as applicable), (c) a group of the aforementioned central banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof; and

“Successor Rate” means a successor to or replacement of the Original Reference Rate which is formally recommended by any Relevant Nominating Body.

Optional Interest Deferral

Deferral of Payments

The Issuer may, at its discretion, elect to defer all or part of any Interest Payment (a “Deferred Interest Payment”) which is otherwise scheduled to be paid on an Interest Payment Date by giving notice (a “Deferral Notice”) of such election to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Interest Payment Date. Subject to conditions set forth in “—Optional Interest Deferral—Mandatory Settlement”, if the Issuer elects not to make all or part of any Interest Payment on an Interest Payment Date, then it will not have any obligation to pay such interest on the relevant Interest Payment Date and any such non-payment of interest will not constitute an Event of Default or any other breach of its obligations under the Securities or for any other purpose.

Arrears of Interest (as defined below) may be satisfied at the option of the Issuer in whole or in part at any time (the “Optional Deferred Interest Settlement Date”) following delivery of a notice to such effect given by the Issuer to the Holders in accordance with the notice provisions set forth in the indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Optional Deferred Interest Settlement Date informing them of its election to so satisfy such Arrears of Interest (or part thereof) and specifying the relevant Optional Deferred Interest Settlement Date.

Any Deferred Interest Payment shall itself bear interest (such further interest, together with the Deferred Interest Payment, being “Arrears of Interest”), at the Interest Rate prevailing from time to time, from (and including) the date on which (but for such deferral) the Deferred Interest Payment would otherwise have been due to be made to (but excluding) the relevant Optional Deferred Interest Settlement Date or, as appropriate, such other date on which such Deferred Interest Payment is paid in connection with a Mandatory Settlement as set forth below, in each case such further interest being compounded on each Interest Payment Date.

Non-payment of Arrears of Interest shall not constitute a default by the Issuer under the Securities or for any other purpose, unless such payment is required in connection with a Mandatory Settlement.

Mandatory Settlement

Notwithstanding the provisions above relating to the ability of the Issuer to defer Interest Payments, the Issuer will pay any outstanding Arrears of Interest, in whole but not in part, on the first occurring Mandatory Settlement Date following the Interest Payment Date on which a Deferred Interest Payment first arose (“Mandatory Settlement”).

Redemption

Final Redemption

Unless previously redeemed, purchased, cancelled or substituted, the Securities will be redeemed at 100% of their principal amount, together with any accrued and unpaid interest and any outstanding Arrears of Interest, on April 4, 2079. The Securities may not be redeemed at the option of the Issuer other than in accordance with the provisions set forth under “—Redemption”.

Issuer’s Call Option

The Issuer may, by giving not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable), redeem all, but not less than all, of the Securities on (i) any date from (and including) the First Call Date to (and including) the First Reset Date or (ii) any Interest Payment Date thereafter at their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Certain Taxation Reasons

Section 1108 of the Indenture shall not apply to the Securities.

If, immediately prior to the giving of the notice referred to below, a Tax Event or a Withholding Tax Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions at any time all, but not less than all, of the Securities at (i) 101% of their principal amount (in the case of a Tax Event where such redemption occurs prior to the First Call Date) or (ii) at 100% of their principal amount (in the case of a Tax Event where such redemption occurs on or after the First Call Date or in the case of a Withholding Tax Event where such redemption occurs at any time), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Rating Reasons

If, immediately prior to the giving of the notice referred to below, a Capital Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and

Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Accounting Reasons

If, immediately prior to the giving of the notice referred to below, an Accounting Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Change of Control Event

If, immediately prior to the giving of the notice referred to below, a Change of Control Event has occurred and is continuing, then the Issuer may, subject to having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at 101% of their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

The Trustee is under no obligation to ascertain whether a Change of Control Event or Change of Control or any event which could lead to the occurrence of or could constitute a Change of Control Event or Change of Control has occurred, and until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no Change of Control Event or Change of Control or other such event has occurred.

Substitution or Variation

If an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event (each a “Substitution or Variation Event”) has occurred and is continuing, then the Issuer may, as an alternative to redemption, subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation” (without any requirement for the consent or approval of the Holders) and subject to the Trustee, immediately prior to the giving of any notice referred to herein, having received an Officer’s Certificate and an Opinion of Counsel (each as defined in the indenture), each stating to the effect that the provisions of this section have been complied with, and having given not less than 30 nor more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders (which notice shall be irrevocable), at any time either (i) substitute all, but not less than all, of the Securities for, or (ii) vary the terms of the Securities with the effect that they remain or become (as the case may be), Qualifying Securities, and the Trustee shall (subject to the following provisions of this section and subject to the receipt by it of the Officer’s Certificate referred to below) agree to such substitution or variation.

Upon expiry of such notice, the Issuer will either vary the terms of or, as the case may be, substitute the Securities in accordance with this section.

The Trustee agrees, at the expense of the Issuer, to use reasonable, non-discretionary and ministerial efforts to assist the Issuer in the substitution of the Qualifying Securities for the Securities, or the variation of the terms of the Securities so that they remain, or as appropriate, become, Qualifying Securities, provided that the Trustee shall not be obliged to participate in, or assist with, any such substitution or variation if the terms of the proposed Qualifying Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to liabilities or reduce its protections. If the Trustee does not participate or assist as provided above, the Issuer may redeem the Securities as provided in “—Redemption”.

In connection with any substitution or variation in accordance with this section, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not give rise to any other Substitution or Variation Event with respect to the Qualifying Securities.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not result in the Qualifying Securities no longer being eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as is attributed to the Securities on the date notice is given to Holders of the substitution or variation.

“Qualifying Securities” means securities that:

(a)        are issued by the Issuer or any wholly-owned direct or indirect finance subsidiary of the Issuer with a guarantee of such obligations by the Issuer;

(b)        rank and (save in the case of a direct issue by the Issuer) benefit from a guarantee that ranks in relation to the obligations of the Issuer under such securities and/or such guarantee (as the case may be), equally with the ranking of the Securities and pari passu in a winding-up or liquidation of the Issuer with any Parity Obligations of the Issuer;

(c)        contain terms not materially less favorable to Holders than the terms of the Securities (as reasonably determined by the Issuer (in consultation with an independent investment bank or counsel of international standing)) and which:

(i)         provide for the same or a more favorable Interest Rate from time to time as applied to the Securities immediately prior to such substitution or variation and preserve the same Interest Payment Dates;

(ii)        preserve the obligations (including the obligations arising from the exercise of any right) of the Issuer as to principal and as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption;

(iii)       preserve any existing rights under the terms of the Securities to any accrued interest, any Deferred Interest Payments, any Arrears of Interest and any other amounts payable under the Securities which, in each case, has accrued to Holders and not been paid;

(iv)       do not contain terms providing for the mandatory deferral of payments of interest and/or principal;

(v)        do not contain terms providing for loss absorption through principal write-down or conversion to ordinary shares; and

(vi)       are (i) listed on the New York Stock Exchange, (ii) listed on the Official List and admitted to trading on the London Stock Exchange plc’s Regulated Market or (iii) admitted to trading on a Multilateral Trading Facility operated by an internationally recognized stock exchange that is regulated in the European Economic Area as selected by the Issuer.

For the purposes of the definition of Qualifying Securities:

“Multilateral Trading Facility” has the same meaning as in Article 4.1.22 of Directive 2014/65/EU (as amended) of the European Parliament and of the Council of May 15, 2014 on markets in financial instruments; and

“Official List” means the Official List of the Financial Conduct Authority acting under Part VI of the Financial Services and Markets Act 2000.

Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation

Prior to the publication of any notice of redemption pursuant to the provisions set for under “—Redemption” (other than redemption pursuant to “—Redemption—Issuer’s Call Option”) or any notice of substitution or variation pursuant to the provisions set forth in”—Substitution or Variation”, the Issuer will deliver to the Trustee an Officer’s Certificate in form satisfactory to the Trustee stating that the relevant requirement or circumstance giving rise to the right to redeem, substitute or vary is satisfied, and where the relevant Special Event requires measures reasonably available to the Issuer to be taken, the relevant Special Event cannot be avoided by the Issuer taking such measures. In relation to a substitution or variation pursuant to the provisions set forth in “—Substitution or Variation”, such certificate shall also include further certifications that the criteria specified in paragraphs (a) to (d) of the definition of Qualifying Securities will be satisfied by the Qualifying Securities upon issue and that such determinations were reached by the Issuer in consultation with an independent investment bank or counsel of international standing. The Trustee may rely absolutely upon and shall be entitled to accept such Officer’s Certificate without any liability to any person for so doing and without any further inquiry as sufficient evidence of the satisfaction of the conditions precedent set out in such paragraphs in which event it shall be conclusive and binding on the Holders.

Any redemption of the Securities in accordance with conditions set forth under “—Redemption—Issuer’s Call Option, —Redemption for Certain Taxation Reasons, —Redemption for Rating Reasons, —Redemption for Accounting Reasons , or —Redemption for Change of Control Event”, shall be conditional on all outstanding Arrears of Interest being paid in full in accordance with the provisions under “—Optional Interest Deferral” on or prior to the date thereof, together with any accrued and unpaid interest up to (but excluding) such redemption, substitution or, as the case may be, variation date.

The Trustee is under no obligation to ascertain whether any Special Event or Change of Control Event or Change of Control or any event which could lead to the occurrence of, or could constitute, any such Special Event, Change of Control Event or Change of Control, has occurred and, until it shall receive an Officer’s Certificate pursuant to the indenture to the contrary, the Trustee may assume that no such Special Event, Change of Control Event or Change of Control or such other event has occurred.

Subordination

General

In the event of:

(i)         an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except, in any such case, a solvent winding-up solely for the purposes of a reorganization, reconstruction, amalgamation or the substitution in place of the Issuer of a “successor in business” of the Issuer, the terms of which reorganization, reconstruction, amalgamation or substitution do not provide that the Securities shall thereby become redeemable or repayable in accordance with the terms of the Securities); or

(ii)        an administrator of the Issuer being appointed and such administrator giving notice that it intends to declare and distribute a dividend,

(each, an “Additional Enforcement Event”), there shall be payable by the Issuer in respect of each Security (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the Holder of such Security if, on the day prior to the commencement of the winding-up or such administration, as the case may be, and thereafter, such Holder were the holder of one of a class of preference shares in the capital of the Issuer (“Notional Preference Shares”) having an equal right to a return of assets in the winding-up or such administration, as the case may be, and so ranking pari passu with, the holders of Parity Obligations, but ranking junior to the claims of holders of all Senior Obligations (except as otherwise provided by mandatory provisions of law), on the assumption that the amount that such Holder was entitled to receive in respect of each Notional Preference Share on a return of assets in such winding-up or such administration, as the case may be, were an amount equal to the principal amount of the relevant Security and any accrued and unpaid interest and any outstanding Arrears of Interest.

Nothing in this section “—Subordination—General” or “—Event of Default” shall affect or prejudice the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents or the rights and remedies of the Trustee or the Agents in respect thereof.

Accordingly, and without prejudice to the rights of the Trustee or the Agents, the claims of Holders of all Senior Obligations will first have to be satisfied in any winding-up or administration before the Holders may expect to obtain any recovery in respect of their Securities, and prior thereto, Holders will have only limited ability to influence the conduct of such winding-up or administration.

No Set-off, etc.

Subject to applicable law, no Holder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer in respect of, or arising under or in connection with, the Securities and each Holder shall, by virtue of his holding of any Security, be deemed to have waived all such rights of set-off, compensation or retention.

Event of Default

For the avoidance of doubt, Sections 501(3)-(10), Section 502, Section 503 and Section 507 of the Indenture shall not apply to the Securities.

Proceedings

If a default is made by the Issuer for a period of 14 days or more in the payment of any principal or 21 days or more in the payment of any interest, in each case in respect of the Securities and which is due (an “Event of Default”), then the Issuer shall, without notice from the Trustee, be deemed to be in default under the indenture and the Securities and the Trustee at its sole discretion may, notwithstanding the provisions set forth under “—Event of Default—Enforcement” below but subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”, institute proceedings for the winding-up of the Issuer and/or prove in the winding-up of the Issuer and/or claim in the liquidation of the Issuer, such claim being subordinated, and for the amount, as provided in “—Subordination—General”.

Enforcement

The Trustee may, at its discretion (subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”) and without further notice, institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any term or condition binding on the Issuer under the indenture or the Securities, but in no event shall the Issuer, by virtue of the institution of any such proceedings, steps or actions, be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it.

Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in the provisions set forth under “—Event of Default—Proceedings” or “—Event of Default—Enforcement” above against the Issuer to enforce the terms of the indenture or the Securities at the request of the Holders or take any other action or step under or pursuant to the terms of the Securities or the indenture unless (i) it shall have been so requested in writing by the Holders of at least 25% in principal amount of the Securities then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. However, if an Event of Default or Additional Enforcement Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.  The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request of the Holders of at least 25% in principal amount of the Securities then outstanding.

Right of Holders

No Holder shall be entitled to proceed directly against the Issuer or to institute proceedings for the winding-up or claim in the liquidation of the Issuer or to prove in such winding-up (except actions for payment of overdue principal, premium or interest) unless the Trustee, having become so bound to proceed, institute, prove or claim, fails to do so within a 60 day period and such failure shall be continuing, in which case the Holder shall have only such rights against the Issuer as those which the Trustee is entitled to exercise as set out in this section.

Extent of Holders’ remedy

No remedy against the Issuer, other than as referred to in this Event of Default section, shall be available to the Trustee or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the indenture or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Securities or under the indenture.  For the avoidance of doubt, nothing in the foregoing shall prevent the Trustee from proving in any winding-up or administration of the Issuer and/or claiming in any liquidation of the Issuer (even if not instituted by the Trustee).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

Certain Definitions

As used in this Security, the following terms have the following meanings. All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

“Accounting Event” shall be deemed to occur if, as a result of a change in accounting principles which becomes effective on or after the Issue Date, but not otherwise, the obligations of the Issuer under the Securities must not or may no longer be recorded as a “financial liability” in the next following audited annual consolidated financial statements of the Issuer prepared in accordance with IFRS or any other accounting standards that the Issuer may adopt in the future for the preparation of its audited annual consolidated financial statements in accordance with United Kingdom company law;

“Agent Bank” is the agent bank that entered into the Calculation Agreement with the Issuer, which will initially be The Bank of New York Mellon, London Branch;

“Agents” means the Agent Bank and the Paying Agent or any of them;

“Additional Enforcement Event” has the meaning given to it under “—Subordination”;

“Arrears of Interest” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City;

“ Calculation Agreement” means the Calculation Agent Agreement dated April 4, 2019, entered into by the Issuer and The Bank of New York Mellon, London Branch.

“Calculation Amount” has the meaning given to it under “—Interest Payments—Interest Accrual”;

“Capital Event” shall be deemed to occur if the Issuer has received, and confirmed in writing to the Trustee that it has so received, confirmation from any Rating Agency then providing a solicited rating of the Issuer or the Securities at the invitation of, or with the consent of, the Issuer and in connection with which the Securities are assigned an equity credit, either directly or via a publication by such Rating Agency, that an amendment, clarification or change has occurred in its equity credit criteria which becomes effective on or after the Issue Date (or, if later, effective after the date on which the Securities are assigned “equity credit” by such Rating Agency for the first time) and as a result of which, but not otherwise, the Securities will no longer be eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as was attributed to the Securities at the Issue Date (or if “equity credit” is not assigned to the Securities by the relevant Rating Agency on the Issue Date, at the date on which “equity credit” is assigned by such Rating Agency for the first time);

“Change of Control” means the occurrence of an event whereby any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the preexisting shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer; provided that, no Change of Control shall be deemed to occur if the event would otherwise have constituted a Change of Control occurs or is carried out for the purposes of a reorganizations on terms previously approved by the Holders of at least 75% in principal amount of the Securities then outstanding;

“Change of Control Event” shall be deemed to occur if:

(a) a Change of Control occurs; and

(b) any of the Issuer’s Senior Unsecured Obligations carry:

(A) an investment grade credit rating (Baa3 BBB-, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Relevant Rating Agency at the invitation of the Issuer; or

(B) (where there is no credit rating from any Relevant Rating Agency assigned at the invitation of the Issuer), an Investment Grade Rating by any Relevant Rating Agency of its own volition,

and

(x)          such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1 BB-, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Relevant Rating Agency;

(y)          and there remains no other Investment Grade Rating of any of the Issuer’s Senior Unsecured Obligations from any other Relevant Rating Agency; and

(c) in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (b) above, such Relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the Issuer’s Senior Unsecured Obligations are not assigned an Investment Grade Rating by any Relevant Rating Agency, a Change of Control Event will be deemed to occur upon the occurrence of a Change of Control alone.

If the rating designations employed by either Moody’s or S&P are changed from those which are described in paragraph (b) of the definition of “Change of Control Event” above, or if a rating is procured from a Substitute Relevant Rating Agency, the Issuer shall determine the rating designations of Moody’s or S&P or such Substitute Relevant Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and the definition of “Change of Control Event” shall be construed accordingly;

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the Senior Unsecured Obligations are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Compulsory Arrears of Interest Settlement Event” shall have occurred if:

(a) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of (i) ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (x) such dividend, other distribution or payment was required to be resolved on, declared, paid or made exclusively in ordinary shares of the Issuer or in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions or (y) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such dividend, distribution or other payment; or

(b) a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of any Parity Obligations of the Issuer, except where such dividend, distribution or payment was required to be declared, paid or made under the terms of such Parity Obligations of the Issuer or by mandatory operation of law; or (c) the Issuer has redeemed, repurchased or otherwise acquired (i) any ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (v) such repurchase or acquisition was undertaken in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions, (w) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such repurchase or acquisition or (x) such repurchase or acquisition was made by or on behalf of the Issuer as part of an intra-day transaction that does not result in an increase in the aggregate number of ordinary shares held by or on behalf of the Issuer as treasury shares at 8:30 a.m. London time on the Interest Payment Date on which any outstanding Arrears of Interest were first deferred, (y) such repurchase or acquisition results from hedging of any convertible securities issued by the Issuer or by any Subsidiary of the Issuer and guaranteed by the Issuer; or (z) such repurchase or acquisition results from the settlement of existing equity derivatives after the Interest Payment Date on which any outstanding Arrears of Interest were first deferred;

(d) the Issuer, or any Subsidiary of the Issuer, has redeemed, repurchased or otherwise acquired any Parity Obligations of the Issuer, except where (x) such redemption, repurchase or acquisition is effected as a public cash tender offer or public exchange offer at a purchase price per security which is below its par value or (y) the Issuer, or any Subsidiary of the Issuer, is obliged under the terms of such securities or by mandatory operation of law to make such redemption, repurchase or acquisition or (z) such acquisition results from the conversion of any convertible securities issued by the Issuer or issued by a Subsidiary of the Issuer with a guarantee from the Issuer;

“Deferred Interest Payment” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“First Fixed Interest Rate” has the meaning given to it under “—Interest Payments—First Fixed Interest Rate”;

“First Call Date” means January 4, 2029;

“First Reset Date” means April 4, 2029;

“Interest Payment” means, in respect of an Interest Payment Date, the amount of interest payable on the Securities for the relevant Interest Period in accordance with “—Interest Payments”;

“Interest Payment Date” means April 4 and October 4 in each year, commencing on (and including) October 4, 2019, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date;

“Interest Rate” means the First Fixed Interest Rate and/or each Subsequent Fixed Interest Rate, as the case may be;

“Issue Date” has the meaning given to it under “—Interest Payments—Interest Rate”;

“Junior Obligations” means any shares in the capital of the Issuer (except for preference shares in the capital of the Issuer (if any)) or any other securities or obligations issued or owed by the Issuer (including guarantees or indemnities or support arrangements given by the Issuer in respect of securities or obligations owed by other persons) which rank, or are expressed to rank, junior to the Securities or to the most junior class of preference shares in the capital of the Issuer;

“Mandatory Settlement Date” means the earlier of:

(a) the date on which a Compulsory Arrears of Interest Settlement Event occurs;

(b) the next scheduled Interest Payment Date on which the Issuer pays interest on the Securities; or

(c) the date on which the Securities are redeemed or repaid in accordance with “—Subordination”, “—Redemption” or “—Event of Default”;

“Maturity Date” means April 4, 2079, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Parity Obligations” means (if any) (i) the most junior class of preference share capital in the Issuer ranking ahead of the ordinary shares in the capital of the Issuer and any other obligations of the Issuer, issued directly or indirectly by it, which rank, or are expressed to rank, pari passu with the Securities or such preference shares and (ii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the Securities or such preference shares;

“Qualifying Securities” has the meaning given to it under “—Substitution or Variation”;

“Rating Agency” means Fitch Ratings Ltd, Moody’s Investors Service Esparia S.A. (“Moody’s”) or Standard & Poor’s Credit Market Services Europe Limited (“S&P”) or any of their respective affiliates or successors or any rating agency substituted for any of them by the Issuer from time to time;

“Relevant Date” means (i) in respect of any payment other than a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date on which such payment first becomes due and payable but, if the full amount of the moneys payable on such date has not been received by the Principal Paying Agent or the Trustee on or prior to such date, the Relevant Date means the date on which such moneys shall have been so received and notice to that effect shall have been given to the Holders, and (ii) in respect of a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date which is one day prior to the date on which an order is made or a resolution is passed for the winding-up or, in the case of an administration, one day prior to the date on which any dividend is distributed;

“Relevant Rating Agency” means Moody’s or S&P or any of their respective affiliates or successors or any rating agency (a “Substitute Relevant Rating Agency”) substituted for any of them by the Issuer from time to time;

“Reset Date” means the First Reset Date and each date falling on the fifth anniversary of the First Reset Date;

“Reset Period” means the period from one Reset Date to (but excluding) the next following Reset Date;

“Reset Reference Banks” means five major banks in the interbank market in London as selected by the Agent Bank, after consultation with the Issuer;

“Senior Obligations” means all obligations of the Issuer, issued directly or indirectly by it, other than Parity Obligations and Junior Obligations;

“Senior Unsecured Obligations” means any of the Issuer’s senior unsecured obligations;

“Special Event” means any of an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event or any combination of the foregoing;

“Subsequent Fixed Interest Rate” has the meaning given to it under “—Interest Payments—Subsequent Fixed Interest Rates”;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substitution or Variation Event” has the meaning given to it under “—Substitution or Variation”;

“successor in business” means, in relation to a company, any other company which:

(a) owns beneficially the whole or substantially whole of the undertaking, property and assets owned by such company immediately prior thereto; and

(b) carries on, as successor to such company, the whole or substantially the whole of the business carried on by such company immediately prior thereto;

“Tax Event” shall be deemed to have occurred if as a result of a Tax Law Change:

(a) in respect of, or as a result of, the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, the Issuer would not be entitled to claim a deduction in computing its taxation liabilities in the United Kingdom or such entitlement is materially reduced or materially delayed (a “disallowance”);

(b) the Securities are prevented from being treated as loan relationships for United Kingdom tax purposes; or

(c) in respect of the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, where a deduction arises in respect of such Interest Payment the Issuer would not to any material extent be entitled to have such deduction set against the profits of companies with which it is grouped for applicable United Kingdom tax purposes (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) otherwise than as a result of a disallowance within (a), and, in each case, the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it, provided measures reasonably available to the Issuer shall not include allocating a disallowance provided for in (a) above to any other company or security;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having the power to tax, including any treaty to which the United Kingdom is a party, or any change in the application of official or generally published interpretation of such laws or regulations, including a decision of any court or tribunal, or any interpretation or pronouncement by any relevant tax authority that provides for a position with respect to such laws or regulations or interpretation thereof that differs from the previously generally accepted position in relation to similar transactions, which change or amendment becomes, or would become, effective on or after the Issue Date;

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland;

“U.S. dollar”, “U.S.$” and “cent” mean the lawful currency of the United States of America; and

a “Withholding Tax Event” shall be deemed to occur if as a result of a Tax Law Change, in making any payments on the Securities, the Issuer has paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Securities and the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it.

Additional Amounts

Subject to the following sentence, Section 1104 of the Indenture shall apply to the Securities. Notwithstanding the foregoing, any amounts to be paid on the Securities by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any person will be required to pay any additional amounts in respect of FATCA Withholding.

Certain Additional Provisions

The Securities of this series are issuable only in fully registered form without coupons in denominations that are even multiples of $1,000.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except that, the subordination provisions of the Securities will be governed by and construed in accordance with English law). For the avoidance of doubt, the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents shall be governed by the laws of the State of New York.

Exhibit E

DESCRIPTION OF THE CAPITAL SECURITIES

U.S.$2,000,000,000 Capital Securities due April 4, 2079

Ranking	Deeply subordinated; senior only to ordinary shares

Expected Instrument Ratings(1)	Ba1 / BBB- / BBB- (Moody’s / S&P / Fitch)

Maturity	April 4, 2079

Issue Date	April 4, 2019 (T+5)

First Call Date	January 4, 2029 (3 months prior to First Reset Date)

First Reset Date	April 4, 2029

Reset Dates	First Reset Date and each fifth anniversary thereafter

Reoffer Price	100.000%

Reoffer Yield	7.000% (Semi-Annual Yield)

Interest Payment Dates	Semi-annually in arrears on April 4 and October 4 in each year

Issue Date	April 4, 2019 (T+5)

First Call Date	January 4, 2029 (3 months prior to First Reset Date)

First Reset Date	April 4, 2029

Reset Dates	First Reset Date and each fifth anniversary thereafter

Reoffer Price	100.000%

Reoffer Yield	7.000% (Semi-Annual Yield)

Interest Payment Dates	Semi-annually in arrears on April 4 and October 4 in each year

Regular Record Dates for Interest

For global securities, close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1 (and otherwise 15 calendar days prior to such date, whether or not a business day)

First Fixed Interest Rate	7.000%, from and including April 4, 2019 to (but excluding) April 4, 2029

Benchmark	UST 2.625% Feb-29

Reference to 10 Year Swap Rate	2.377%

Spread to Reference 10 Year Swap Rate	+462.3bps

Subsequent Fixed Interest Rates	The applicable 5 Year Swap Rate for the relevant Reset Period (as determined on the relevant Reset Interest Determination

Date) plus the applicable Margin

Margin	• Reset Period commencing on (and including) First Reset Date and ending on (but excluding) April 4, 2049: 487.3bps • Reset Period on or after April 4, 2049: 562.3bps

Business Day Convention	Modified Following, Unadjusted

Day Count Fraction	30/360

Change of Control	Call at Issuer’s option at 101% plus accrued and unpaid interest and outstanding Arrears of Interest. If not called, 500bps step-up

Optional Interest Deferral	At any time (in whole or in part) on a cash-cumulative and compounding basis (“Arrears of Interest”)

Settlement of Arrears of Interest

At any time at the Issuer’s sole discretion subject to a notice period; Mandatory Settlement (in whole but not in part):

(i)  following dividends, other distributions or payments in respect of parity obligations and other events that constitute Compulsory Arrears of Interest Settlement Events,

(ii)  on the next scheduled interest payment date on which the Issuer pays interest on the Securities, or

(iii)  on the date on which the Securities are redeemed or repaid

(as more fully described in the prospectus supplement dated March 26, 2019)

Early Redemption	Accounting Event; Tax Event; Capital Event; Change of Control; Withholding Tax Event

Substitution / Variation	Upon the occurrence of an Accounting Event; Tax Event; Capital Event; Withholding Tax Event subject to certain preconditions

Listing	New York Stock Exchange

Governing Law	New York, except subordination provisions to be governed by English law

Use of Proceeds	For general corporate purposes, including without limitation the financing of the acquisition of Liberty Global plc’s operations in Germany, the Czech Republic, Hungary and Romania

Risk Factors

Investors should carefully consider all of the information in this final term sheet, the prospectus supplement dated March 26, 2019 and the prospectus, which includes information incorporated by reference. In particular, investors should evaluate the specific factors under “Risk Factors” beginning on page S-2 of the prospectus supplement dated March 26, 2019, “Risk Factors” beginning on page 6 of the prospectus and “Principal risk factors and uncertainties” beginning on page 38 of the Issuer’s Annual Report on Form 20-F for the fiscal year ended March 31, 2018 and “Risk Factors” on page 27 of the Issuer’s Half Year Report for the six months ended September 30, 2018 for risks involved with an investment in the Securities

Denominations	Even multiples of USD1,000

Global Co-ordinators	Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC

Joint Bookrunners	BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Standard Chartered Bank

Trustee and Principal Paying Agent	The Bank of New York Mellon, London Branch

Agent Bank	The Bank of New York Mellon, London Branch

Underwriting Discount	0.750%

CUSIP	92857W BQ2

ISIN	US92857WBQ24

Prohibition of Sales to EEA Retail Investors	Applicable

Definitions	Unless otherwise defined herein, all capitalized terms have the meaning set forth in the preliminary prospectus supplement dated March 26, 2019

Note:

(1)         An explanation of the significance of ratings may be obtained from the ratings agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rate of the notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.